WESTCORE TRUST

Westcore Growth Fund

Westcore MIDCO Growth Fund

Westcore Select Fund

Westcore Blue Chip Fund

Westcore Mid-Cap Value Fund

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Retail and Institutional Class

SUPPLEMENT DATED JANUARY 31, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2012, as supplemented December 30, 2012.

The following information supplements and should be read in conjunction with the information provided in the Funds’ Statement of Additional Information dated April 30, 2012, as supplemented December 30, 2012.

.

Institutional Shareholder Services (“ISS”) has made certain changes to its domestic and global policies for the year 2013, effective for meetings held on or after February 1, 2013. As such, Appendix B of the Statement of Additional Information should be deleted in its entirety and replaced with the following pages:

Appendix B

Summary of Denver Investments’ Proxy Voting Policy

Denver Investments, unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf.  To execute this responsibility to the highest standard, Denver Investments relies heavily on its subscription to Institutional Shareholder Services (“ISS”).  ISS provides proxy research and recommendations, as well as automated voting and record keeping.  Although ISS offers other consulting services to companies for which it also makes proxy vote recommendations, we review ISS’ policies and certain reports regarding its internal controls a minimum of once per year and will only use ISS as long as we deem it independent.

Denver Investments follows ISS’ recommendations on most issues brought to a shareholder vote.  Subcategories within the guidelines include:

  1)  Operational Items

  2)  Board of Directors

  3)  Proxy Contests

  4)  Anti-takeover Defenses and Voting Related Issues

  5)  Mergers and Corporate Restructurings

  6)  State of Incorporation

  7)  Capital Structure

  8)  Executive and Director Compensation

  9)  Corporate and Social Responsibility (CRS) Issues

10)  Mutual Fund Proxies

11)  Global Proxy Voting Matters

In the rare instance where our portfolio research or security analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override ISS’ recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by a member of Denver Investments’ Management Committee other than the analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, Denver Investments will exercise its voting authority. However, if we feel that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Denver Investments may not exercise its voting authority after considering all relevant factors.

For any matters subject to a proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping. ISS provides the necessary reports for the Westcore Funds to prepare its Form N-PX annually.

Below is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

2013 U.S. Proxy Voting Concise Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS' 2013 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2013 proxy voting guidelines can be found at
http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

  Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.    Board Accountability

2.    Board Responsiveness

3.    Director Independence

4.    Director Competence

1.   Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees 2, who should be considered CASE- BY-CASE) for the following:

1  In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-2-

Problematic Takeover Defenses

Classified Board Structure:

1.1.  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

  A classified board structure;

  A supermajority vote requirement;

  Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

  The inability of shareholders to call special meetings;

  The inability of shareholders to act by written consent;

  A dual-class capital structure; and/or

  A non–shareholder-approved poison pill.

Poison Pills:

1.3.  The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.  The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.  The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.  The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

  The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

  The issuer’s rationale;

  The issuer’s governance structure and practices; and

  The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

2  A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-3-

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.  The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or

WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant  problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a  burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management

Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

  The company's response, including:

    Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

    Specific actions taken to address the issues that contributed to the low level of support;

    Other recent compensation actions taken by the company;

  Whether the issues raised are recurring or isolated;

  The company's ownership structure; and

  Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight 3, or fiduciary responsibilities at the company;

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-4-

1.18. Failure to replace management as appropriate; or

1.19. Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.   Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.  For 2013, the board failed to act4 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.  For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.  For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.  The board failed to act on takeover offers where the majority of shares are tendered;

2.5.  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.  The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.  The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

  The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

  The company's ownership structure and vote results;

  ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

  The previous year's support level on the company's say-on-pay proposal.

3.   Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

  The subject matter of the proposal;

  The level of support and opposition provided to the resolution in past meetings;

  Disclosed outreach efforts by the board to shareholders in the wake of the vote;

  Actions taken by the board in response to its engagement with shareholders;

  The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

  Other factors as appropriate.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-5-

3.2.  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.  The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.  Independent directors make up less than a majority of the directors.

4.   Director Competence

Attendance at Board and Committee Meetings:

4.1.  Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY- CASE 5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

  Medical issues/illness;

  Family emergencies; and

  Missing only one meeting (when the total of all meetings is three or fewer).

4.2.  If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.  Sit on more than six public company boards; or

4.4.  Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards6.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-6-

  Company-specific factors; and

  Proposal-specific factors, including:

    The ownership thresholds proposed in the resolution (i.e., percentage and duration);

    The maximum proportion of directors that shareholders may nominate each year; and

    The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management’s track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-7-

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

  The value of the NOLs;

  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

  Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;

  The consent threshold;

  The inclusion of exclusionary or prohibitive language;

  Investor ownership structure; and

  Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered7 right for shareholders to call special meetings at a 10 percent threshold;

  A majority vote standard in uncontested director elections;

  No non-shareholder-approved pill; and

  An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-8-

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:

    The company's use of authorized shares during the last three years

  The Current Request:

    Disclosure in the proxy statement of the specific purposes of the proposed increase;

    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

    The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

  The company discloses a compelling rationale for the dual-class capital structure, such as:

    The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

    The new class of shares will be transitory;

  The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

  The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:

    The company's use of authorized preferred shares during the last three years;

  The Current Request:

    Disclosure in the proxy statement of the specific purposes for the proposed increase;

    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-9-

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

  Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

  Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-10-

  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

  Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

  There is a significant misalignment between CEO pay and company performance (pay for performance);

  The company maintains significant problematic pay practices;

  The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

  There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

  The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

  The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

  The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

  A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

    Magnitude of pay misalignment;

    Contribution of non-performance-based equity grants to overall pay; and

    The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-11-

  Peer Group8 Alignment:

  The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

  The multiple of the CEO's total pay relative to the peer group median.

  Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

  The ratio of performance- to time-based equity awards;

  The overall ratio of performance-based compensation;

  The completeness of disclosure and rigor of performance goals;

  The company's peer group benchmarking practices;

  Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

  Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

  Realizable pay compared to grant pay; and

  Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;

  Incentives that may motivate excessive risk-taking; and

  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

  New or extended agreements that provide for:

    CIC payments exceeding 3 times base salary and average/target/most recent bonus

8The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-12-

  CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

  CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

  Multi-year guaranteed bonuses;

  A single or common performance metric used for short- and long-term plans;

  Lucrative severance packages;

  High pay opportunities relative to industry peers;

  Disproportionate supplemental pensions; or

  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

  Duration of options backdating;

  Size of restatement due to options backdating;

  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

  Failure to respond to majority-supported shareholder proposals on executive pay topics; or

  Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

    The company's response, including:

      Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

      Specific actions taken to address the issues that contributed to the low level of support;

      Other recent compensation actions taken by the company;

    Whether the issues raised are recurring or isolated;

    The company's ownership structure; and

    Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-13-

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

  Single- or modified-single-trigger cash severance;

  Single-trigger acceleration of unvested equity awards;

  Excessive cash severance (>3x base salary and bonus);

  Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

  Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

  Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;

  The plan expressly permits repricing;

  A pay-for-performance misalignment is found;

  The company’s three year burn rate exceeds the burn rate cap of its industry group;

  The plan has a liberal change-of-control definition; or

  The plan is a vehicle for problematic pay practices.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-14-

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

  The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

  Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-15-

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

  The company’s current disclosure of relevant policies and oversight mechanisms;

  Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

  The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-16-

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2013 U.S. Proxy Voting Concise Guidelines	-17-

Canadian Corporate Governance Policy

2013 Updates

November 16, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS' Canadian Corporate Governance Policy

2013 Updates

Effective for Meetings on or after Feb. 1, 2013

Updated Nov. 16, 2012

INTRODUCTION	3

BOARD	4

Voting on Director Nominees in Uncontested Elections (TSX and TSXV)	4
Slate Ballots (Bundled Director Elections)	4
Considerations for Majority Owned Companies	5

COMPENSATION	9

Voting on Say-on-Pay Resolutions: Pay for Performance Evaluation (TSX only)	9

SHAREHOLDER RIGHTS & DEFENSES	13

Voting on Bylaws/Articles-Related Proposals (TSX and TSXV)	13
Advance Notice Requirement	13
Adopt/Amend Bylaws/Articles - Alternate Director Provision	13

SOCIAL/ENVIRONMENTAL ISSUES	15

Global Approach	15

DISCLOSURE/DISCLAIMER	17

2013 Canadian Corporate Governance Policy Updates	-2-

INTRODUCTION

Each year, ISS’ Global Policy Board conducts a robust and transparent global policy formulation process which culminates in benchmark guidelines to be used in its proxy voting research for the upcoming year. To that end, ISS is pleased to announce its 2013 Global Policy Updates.

The complete set of ISS Global Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues. The updates contained in this document reflect changes to regional proxy voting policies. These changes are based on significant engagement and outreach with multiple constituents in the corporate governance community, along with a thorough analysis of regional regulatory changes, best practices, voting trends, and academic research.

The 2013 policy updates are grouped by region, including separate documents that specifically address US, Europe, Canada, and International policy changes. Highlights and key changes for the upcoming year include:

  Pay for Performance Evaluation, including peer groups and realizable pay (US)

  Board Responsiveness to Majority Supported Proposals (US)

  Pledging of Company Stock (US)

  Pay for Performance Evaluation, including quantitative and qualitative factors (Canada)

  Voto di Lista (Italy)

  Overboarded Directors (Hong Kong and Singapore)

  Board Tenure (Hong Kong and Singapore)

  Director Nominee Disclosure (Global)

In addition to creating the updates to ISS’ Global Policies, the ISS Research team collaborates with over 400 custom clients to ensure that their voting policies reflect their voting philosophy and are updated to take into account trends, practices, and regulatory changes in each market in which they invest.

The full text of the updates, along with detailed results from the Policy Survey, as well as comments received during the open comment period, are all available on ISS’ Web site under the Policy Gateway.

The ISS 2013 Global Policy Updates will be effective for meetings on or after February 1, 2013.

This document presents the changes being made to ISS' Benchmark Canadian Corporate Governance Policies. If you have any questions, please contact ca-research@issgovernance.com.

2013 Canadian Corporate Governance Policy Updates	-3-

BOARD

Corporate Governance Issue:

Voting on Director Nominees in Uncontested Elections (TSX and TSXV)

Slate Ballots (Bundled Director Elections)

Current Recommendation for TSX Companies only: Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings of TSX reporting issuers where ISS has identified (i) additional corporate governance practices that fall short of best practice for the Canadian market; or (ii) concerns about compensation practices and the alignment of pay with performance. This policy will not apply to contested director elections.

Any one of the following board-related governance practices in addition to a slate ballot which has the effect of insulating directors from shareholder votes may result in a WITHHOLD:

  Less than majority independent board;

  Less than majority independent key committees;

  Insiders on key committees;

  Lack of separate nominating or compensation committee;

  Less than 75 percent director attendance without acceptable reason, or director attendance has not been disclosed;

  No disclosure of audit fees broken down by category as required by regulatory disclosure rules;

  Non-audit fees (Other fees) paid to the external audit firm exceed audit and audit-related fees;

  Former CEO/CFO on the audit or compensation committee;

  Lack of independent chairman of the board or independent lead director identified; or

  Board is classified.

The following may also be taken into consideration and contribute to a WITHHOLD from the entire slate:

  Dual Class Capital Structure (common share capital structure with unequal voting rights);

  Pay for performance disconnect;

  Problematic pay practices;

  Performance concerns as indicated by TSR in the bottom half of the company’s GICS group median;

  Disclosure concerns; or

  Other significant corporate governance concerns.

The above policy may not apply if the company has:

  Graduated in the last year from the TSX Venture Exchange to the TSX; or

  Committed to replace slate director elections with individual director elections within a year.

Key Changes:

  Update the current Slate Ballot Policy for TSX-Listed issuers to remove the double trigger that requires additional governance concerns; and carve-out conditions that exempt newly graduated companies from the venture exchange or accept a commitment to eliminate a slate ballot at the next meeting.

  Update the TSXV Policy to include the new slate ballot policy.

2013 Canadian Corporate Governance Policy Updates	-4-

New Recommendation – TSX and TSXV: Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Rationale for Update: The Toronto Stock Exchange released amendments to Part IV of the Company Manual, on Oct. 4, 2012. The new rules, effective Dec. 31, 2012, focus on how a listed issuer elects its board of directors. Highlights of the new rules include requirements for the:

  Annual election of directors;

  Election of directors by way of individual resolution rather than single slate ballots;

  Public disclosure of the votes received for the election of each director;

  Adoption of a majority voting director resignation policy or explanation of why such policy has not been adopted; and

  Notice to the TSX if a director receives a majority of "withhold" votes and the issuer has not adopted a majority voting policy.

Given the recent prohibition on single slate ballot election of directors at TSX-Listed issuers and the notice issued by the TSXV reiterating the prohibition on single slate ballots under TSX Venture listing rules, the updated policies reflect these regulatory rules, while maintaining flexibility to address specific circumstances that would warrant a case-by-case approach.

Considerations for Majority Owned Companies

Current Recommendation: No policy consideration for majority-owned companies. The current policy is as follows:

Vote CASE-BY-CASE on director nominees, examining the following factors when disclosed:

  Independence of the board and key board committees;

  Attendance at board and committee meetings;

  Corporate governance provisions and takeover activity;

  Long-term company performance;

  Directors’ ownership stake in the company;

  Compensation practices;

  Responsiveness to shareholder proposals;

  Board accountability; and

  Adoption of a Majority Voting (director resignation) policy.

Board Structure and Independence - TSX

Generally vote WITHHOLD from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

  The board is less than majority independent; OR

  The board lacks a separate compensation or nominating committee.

Insiders on Key Committees - TSX

Vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the audit, compensation, or nominating committee.

2013 Canadian Corporate Governance Policy Updates	-5-

Include cautionary language for all affiliated outside directors who sit on the audit, compensation, or nominating committee, to the effect that corporate governance best practices dictate that such committees should be comprised entirely of independent directors.

Insiders on Key Committees - TSXV

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the audit committee.

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

  Are insiders on the compensation committee or the nominating committee and the committee is not majority independent.

Generally vote WITHHOLD from individual directors who:

  Are insiders (and the whole slate if the slate includes such individual directors) and the entire board fulfills the role of a compensation committee or a nominating committee and the board is not majority independent.

Key Change: Update the Board Structure and Independence policy and the Insiders on Key Committees policy, describing the Policy Considerations for Majority Owned Companies under which ISS may support the election of a non-independent director who is the controlling shareholder or representative of the controlling shareholder having a majority equity investment in the common shares of a company with a single class share structure and where the company meets independence and governance criteria that protects minority shareholder interests.

New Recommendation:

Policy Considerations for Majority Owned Companies1

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under ISS' board and committee independence policies, if the company meets all of the following independence and governance criteria:

  Individually elected directors;

  The number of related directors should not exceed the proportion of the common shares controlled by the controlling shareholder, to a maximum of two-thirds, however if the CEO is related to the controlling shareholder, then at least two-thirds of the directors should be independent of management;

  If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder; and

  A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management, and, if the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;

1 A majority owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50% or more of the outstanding common shares.

2013 Canadian Corporate Governance Policy Updates	-6-

  Prompt disclosure of detailed vote results following each shareholder meeting; and

  Adoption of a majority vote standard with a director resignation policy for uncontested elections OR a public commitment to adopt a majority voting standard with a director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares 2

ISS will also consider the following:

  Nominating committee has process to receive and discuss suggestions from shareholders for potential director nominees; and

  If the CEO is related to the controlling shareholder, the board's process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

ISS will also take into consideration any other concerns related the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

Rationale for Update: Canadian corporate law provides significant shareholder protections; for example, a shareholder or group of shareholders having a 5-percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors. Directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. There is evidence of significant differences in the corporate governance practices of majority owned companies versus dual class share controlled companies. As noted in the October 2012 IRRC Institute publication Controlled Companies in the Standard & Poor's 1500: A Ten Year Performance and Risk Review3: "The governance provisions of controlled firms with a single class of stock often differ from those with multiclass capital structures, and in some respects more closely resemble those of non-controlled firms. Controlled firms with a single class of stock have more conventional governance features with respect to board accountability and shareholder rights compared to controlled firms with multiclass capital structures."

As well, a number of controlled companies in Canada have been vocal in their criticism of a lack of response on the part of Canadian regulators in this regard. In 2005, the Canadian Securities Administrators (CSA) adopted National Policy 58-201 - Corporate Governance Guidelines which set forth a number of suggested guidelines on corporate governance practices, including minimum levels of board and key committee independence. At the time of adoption, the CSA acknowledged concerns expressed by some reporting issuers as to whether the CSA’s view of director independence was appropriate to companies that have a majority shareholder. To date, the CSA has not published any update on how NI 58-201 treats controlled companies.

In October 2011, the Canadian Coalition of Good Governance (CCGG) published its report, Governance Differences of Equity Controlled Corporations. This document supplements the March 2010 report, Building High Performance Boards to take into account the legitimate governance differences of equity controlled corporations. The CCGG represents 46 institutional investor members representing nearly $2 trillion in assets, thus support for the approach outlined by the CCGG for equity controlled corporations would be widespread among Canadian institutional investors.

2On Oct. 4, 2012, the TSX announced a further amendment to proposed listing requirements for TSX listed companies mandating majority voting which may take the form of a policy with a director resignation requirement, and disclosure of detailed vote results for director elections, which are intended to take effect Dec. 31, 2013.

3 http://irrcinstitute.org/pdf/FINAL-Controlled-Company-ISS-Report.pdf

2013 Canadian Corporate Governance Policy Updates	-7-

The CCGG's October 2011 report accounts for the legitimate governance differences of dual class capital structure controlled companies (whereby a shareholder may exert majority control by virtue of a less than majority economic investment in multiple voting or superior voting shares) versus equity-controlled companies (whereby the economic interest of the controlling shareholder is equal to the voting control entitlement enjoyed by the controlling shareholder) while maintaining a rigorous set of requirements to ensure that the board:

  Is accountable and independent;

  Has experienced, knowledgeable, and effective directors committed to the highest level of integrity;

  Has clear roles and responsibilities; and

  Engages with its shareholders.

Based on institutional investor feedback in the Canadian market, support for this policy approach is broad based. Thirteen of Canada's largest institutional investors were key in the creation of the CCGG policy. ISS has canvassed additional Canadian institutional clients who are also in support.

As indicated in the new recommendation, the updated policy firmly supports the one-share, one-vote principle and is intended to recognize the substantial equity stake held by certain shareholders under a single class share structure whose interest in protecting the value of their investment would be deemed to be aligned with the interests of minority shareholders. For clarification purposes, the above exemption will not be considered at dual class companies.

2013 Canadian Corporate Governance Policy Updates	-8-

Compensation

Corporate Governance Issue:

Voting on Say-on-Pay Resolutions: Pay for Performance Evaluation (TSX only)

Current Methodology:

1.   Pay for Performance

This policy will be applied at all S&P/TSX Composite Index Companies and for all Management Say-On-Pay Resolutions

Evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Generally vote AGAINST an MSOP resolution and/or WITHHOLD votes from the compensation committee members and/or vote AGAINST an equity-based compensation plan proposal if:

  There is a pay for performance disconnect between the CEO’s total compensation and company’s stock performance;

  The CEO’s total compensation has increased from the prior year;

  If an equity-based plan is on the agenda, the main source of the increase (over half) is equity based, where the CEO is a participant of the equity proposal.

A pay for performance disconnect is defined as an increase in CEO’s total compensation and the company’s one-year and three-year total shareholder returns are in the bottom half (50 percent) of its industry group (four-digit GICS - Global Industry Classification Group). CEO total compensation is defined as the sum of base salary, short-term (annual) and long- term non-equity incentives, grant date fair value of stock awards and options, target value of performance shares/units, pension value and all other compensation as reported in the Summary Compensation Table. Newly appointed CEOs who have been with the company less than the past two complete fiscal years are exempted from the policy.

If a company falls in the bottom half of its four-digit GICS group, further analysis of the Compensation Discussion and Analysis (CD&A) is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Other considerations include:

  The CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over- year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long- term trend of CEO total compensation relative to shareholder return;

  The mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance- based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and associated target goals (hurdle rates) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and whether the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay-for-performance linkage.

2013 Canadian Corporate Governance Policy Updates	-9-

Key Change: Utilize a new methodology to measure potential long-term pay-for-performance alignment based on the following factors:

Quantitative

Relative:

  The Relative Degree of Alignment (RDA) is the difference between the company's TSR rank and the CEO's total pay rank within a peer group4, measured over a one-year and three-year period;

  Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

  The CEO pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or as long a period as company disclosure permits);

The new methodology generated pay for performance (P4P) screen will replace the current P4P screen (TSR below the GICS group median for both one- and three-year periods).

Qualitative

Companies identified by the methodology as having a potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors. These may include the ratio of performance- to time-based equity awards; the overall ratio of performance-based compensation; the completeness of disclosure and rigor of performance goals; actual results of other financial metrics; special circumstances related to a new CEO in the prior FY; and any other factors deemed relevant.

New Recommendation:

This policy is applicable to all S&P/TSX Composite Index companies and for all management say-on-pay resolutions.

ISS will evaluate executive pay and practices on a CASE-BY-CASE basis.

Generally vote AGAINST management say-on-pay (MSOP) proposals, and/or AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is significant long-term misalignment between CEO pay and company performance (pay for performance).

The determination of long-term pay-for-performance alignment is a two step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A P4P disconnect will be determined as follows:

4. The peer group is generally comprised of 11-24 companies that meet the following criteria:

  Revenue/assets between 0.25X and 4X the subject company's size;

  In the closest GICS industry group (8-digit, 6-digit, 4-digit, or 2-digit) to the subject company's GICS category; and

  Market Cap between 0.25X and 4X of the company's market cap group

In exceptional cases of very large or very small companies, peer groups will be determined on a customized basis.

2013 Canadian Corporate Governance Policy Updates	-10-

Step I: Quantitative Screen

Relative:

  The Relative Degree of Alignment (RDA) is the difference between the company's TSR rank and the CEO's total pay rank within a peer group5, measured over a one-year and three-year period;

  Multiple of Median (MOM), i.e., total compensation in the last reported fiscal year relative to the median compensation of the peer group2; and

Absolute:

  CEO pay-to-TSR Alignment (PTA): This measures the alignment between the trend of CEO pay and the trend of company performance over the prior five fiscal years, i.e., the difference between absolute annual pay changes and absolute annualized TSR changes during the prior five-year period (or as long a period as company disclosure permits).

Step II: Qualitative Assessment

Companies flagged as having a potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, this assessment shall consider a range of case-by-case factors that may include:

  The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based in this evaluation.

  The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay and performance linkage.

  The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.

  The trend considering prior years' P4P concern.

  Extraordinary situation due to a new CEO in the last reported FY.6

  Any other factors deemed relevant.

5. The peer group is generally comprised of 11-24 companies that meet the following criteria:

  Revenue/assets between 0.25X and 4X the subject company's size;

  In the closest GICS industry group (8-digit, 6-digit, 4-digit, or 2-digit) to the subject company's GICS category; and

  Market cap within limits that vary according to the company's market value, utilizing four market cap "buckets" (micro, small, mid, and large); ISS may expand size boundaries as necessary to achieve a minimum peer group size, while always striving to maintain the target company as close to the median as possible.

In exceptional cases of very large or very small companies, peer groups will be determined on a customized basis.

6 Note that the longer-term emphasis of the new methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a "new" CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly "overpay" for new leadership due to prior poor performance.

2013 Canadian Corporate Governance Policy Updates	-11-

Rationale for Update: The current ISS P4P policy is a combination of quantitative and qualitative factors, whereby decision making is largely on a case-by-case basis. However, market perception is often focused on the initial quantitative screen, that is, whether the company underperformed its four-digit GICS group for the prior one- and three-fiscal periods, and CEO compensation increased over the last fiscal year. Issuers and institutional investor clients have expressed their concern that this "test" is inadequate and potentially misleading. In addition, there has also been concern that the current screening process does not address companies that deliver high pay and pay opportunities in contrast to mediocre performance that marginally exceeds the peer group median.

Institutional investors have indicated that pay-for-performance is the critical factor in determining their votes on management say-on-pay (MSOP) proposals. 7 Vote results from the 2012 proxy season provide support for the new methodology; although no company received less than majority support8 for its MSOP proposal, the companies triggered in the initial testing of the proposed methodology received lower support than the median support for an MSOP proposal in the 2012 proxy season. In Canada, MSOP is not mandatory, and, as of Sept. 1, 2012, a total of 106 companies have voluntarily adopted a say-on-pay.

In addition, ISS' 2012-2013 policy survey indicated that size matters in selection of peer group, when evaluating the alignment between pay and performance in the U.S. market, but also relevant to Canada. A two-thirds majority of investor respondents cited that ISS should create its own peer group and provide the company's peer group as an alternative view. Investors (84 percent) have also indicated that having the ISS-selected peer within a specified range of the target company is a very to somewhat important factor in the peer selection process.

Client feedback has further highlighted a need for change in specific aspects of the current ISS policy approach, including: reliance solely on 4-digit GICS peers to evaluate performance (since it is broad and contains companies of varying revenues and market caps); reliance on a one-year pay change, which emphasizes a short-term trend.

The updated P4P evaluation addresses these concerns, while continuing to focus on the CEO's annual pay (including earned pay and incentive grants), since the CEO's compensation "sets the pay pace" at most companies and is directly approved by the compensation committee, which is accountable to shareholders. Further, granted pay most directly reflects compensation committee decisions about appropriate executive compensation – i.e., the pay that the committee intended to deliver. While prospective incentive grants generally represent pay opportunities that may not be earned or may decline in value in the wake of poor company performance, ISS recognizes that equity-based pay is also highly sensitive to general market trends and may (or may not) deliver significant value regardless of the company's or executive's performance. Investors expect compensation committees to ensure that compensation (including incentive award metrics and goals) follows a pay-for-performance approach. If granted pay is misaligned with actual performance over time, investors want assurance that it is rigorously linked to specific performance improvement.

ISS' view, particularly supported by client feedback from 2011 roundtable discussions, is that investors ultimately benefit only from the returns on their ownership stake; thus, over time, TSR remains the key performance metric for shareholders. However, ISS' 2012 policy survey indicates that a majority (52 percent) of investor respondents would "very likely" consider other metrics in addition to TSR in the U.S. market, but also relevant to Canada. The new methodology continues to evaluate performance on the basis of total shareholder return, while trends in other performance metrics (both absolute and relative) may be considered on a case-by-case basis.

7 Fifty-nine percent of institutional respondents to the 2009 ISS survey indicated pay for performance as a critical consideration in say-on-pay evaluations, while 35 percent considered it very important, making it the most prevalent consideration. Notably, only 36 percent of institutional respondents to the 2010 policy survey indicated ISS' current P4P evaluation to be among the top three factors in their evaluation, versus 77 percent indicating disclosure of performance metrics (and their link to the company's business strategy), 52 percent indicating evaluation of nonperformance-based pay elements, and 38 percent citing a company's risk-mitigating practices as the most important factors.

8 Based on total votes cast, including votes cast by controlling shareholders

2013 Canadian Corporate Governance Policy Updates	-12-

Shareholder Rights & Defenses

Corporate Governance Issue:

Voting on Bylaws/Articles-Related Proposals (TSX and TSXV)

Advance Notice Requirement

Current Recommendation: None

Key Change: To establish a Canadian policy on proposals to adopt advance notice requirements.

New Recommendation: Vote CASE-BY-CASE on proposals to adopt an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement, giving support to those proposals that provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company's deadline for notice of shareholders' director nominations must not be more than 65 days and not less than 30 days prior to the meeting date.

In general, support additional efforts by companies to ensure full disclosure of a dissident shareholder's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review any proposed director nominees.

Rationale for Update: All shareholders should be provided with sufficient disclosure and time to make appropriate decisions on the election of their board representatives. Advance Notice Requirement Policies typically provide a transparent, structured, and fair director nomination process, whereby all shareholders, irrespective of whether they are voting by proxy or attending the meeting, are made aware of potential proxy contests in advance of the meeting. Shareholders are also provided with important information pertaining to proposed dissident director nominees within a specified time frame, allowing shareholders to fully participate in the director election process in an informed and effective manner.

Adopt/Amend Bylaws/Articles - Alternate Director Provision

Current Recommendation:

Generally vote FOR proposals to amend or replace bylaws if:

  The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments or other “housekeeping” amendments, and

  The bylaws as amended will not result in any of the four unacceptable governance provisions set out in the following paragraph.

Vote AGAINST a new bylaw proposal, if any of the following conditions apply:

  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

  The quorum for a meeting of directors is less than 50 percent of the number of directors;

  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

2013 Canadian Corporate Governance Policy Updates	-13-

  The proposed Articles/Bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without shareholder approval.

Key Change: Add a specific additional area of concern that would result in an AGAINST recommendation to article and bylaw voting items, namely, opposing a provision that would permit appointment by a director of an alternate director 9 who has not been elected to the board by shareholders.

New Recommendation: Generally vote FOR proposals to adopt or amend Articles/Bylaws unless the resulting document contains any of the following:

  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

  The quorum for a meeting of directors is less than 50 percent of the number of directors;

  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

  An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;

  Other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without further shareholder approval.

Rationale for Update: Alternate directors have neither been elected nor has their appointment been ratified by shareholders. As such, the use of a director substitute or replacement to fill in for a duly elected board representative raises serious concerns, including whether an alternate may be bound to serve in the best interests of shareholders. Also, regular directors must be willing to earmark sufficient time and effort to serving on the board, once they have accepted the responsibility entrusted to them by shareholders.

Article or bylaw provisions permitting alternate directors generally indicate that the alternate director will be counted for quorum purposes, may attend and vote on matters raised at board meetings and act on behalf of the regular elected director in all respects, and may act as alternate for more than one director in some cases. As well, this provision may also provide that there is no limit to the number of alternates that may be appointed for any meeting.

Allowing shareholders the opportunity to elect directors is a fundamental shareholder right. As shareholders continue to push for increased rights, such as majority voting with a director resignation policy, to ensure that they have a meaningful voice in the election of their board representatives, the inclusion of an alternate director provision in a reporting issuer's articles or bylaws runs counter to the higher director accountability being sought by these shareholder rights improvements. Furthermore, as garnered from discussions with several institutional investors, the majority raised concerns with an alternate director provision.

9 Generally described as a person who is qualified to act as a director

2013 Canadian Corporate Governance Policy Updates	-14-

SOCIAL/ENVIRONMENTAL ISSUES

Corporate Governance Issue:

Global Approach

Current Recommendation: Generally vote CASE-BY-CASE taking the following into consideration:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;

  Whether the information requested relates to a meaningful percentage of the company’s business as measured by sales, assets and earnings;

  The degree to which the company’s stated position on the issue raised, or lack thereof, could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing, or investor, regulatory or legal sanctions;

  Whether the issues presented are more appropriately/effectively dealt with through government regulation or policy changes;

  Whether the company has already responded in an appropriate manner to the request embodied in the proposal;

  Whether the company’s analysis and voting recommendation to shareholders are persuasive;

  Whether the proposal itself is well framed and the cost of preparing a report, if requested, is reasonable;

  General industry standards for dealing with the issue taking into consideration the impact of globalization and acceptable standards for transnational corporations;

  Whether implementation of the proposal would achieve the objectives sought in the proposal;

  Whether the subject of the proposal is best left to the discretion of the board;

  Whether the requested information is available to shareholders from the company or other publicly available sources; and

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Key Change: Establish overarching principles for social and environmental proposals for all markets.

New Recommendation: Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

2013 Canadian Corporate Governance Policy Updates	-15-

Rationale for Update: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.

2013 Canadian Corporate Governance Policy Updates	-16-

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2013 Canadian Corporate Governance Policy Updates	-17-

International Corporate Governance Policy

2013 Updates

November 16, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS' International Corporate Governance Policy

2013 Updates

Effective for Meetings on or after Feb. 1, 2013

Updated: Nov. 16, 2012

These policy updates present changes and clarifications to ISS' International benchmark guidelines for 2013. If new issues arise, such as shareholder proposals or regulatory developments, prior to the next formal update, ISS will adopt policies to cover such issues on an as-needed basis. Note that markets covered in this update document exclude the United States, Canada, and Europe.

INTRODUCTION	4

BOARD	5

Voting on Director Nominees in Uncontested Elections	5
Director Nominee Disclosure (Global)	5
Board Independence (Brazil)	6
Director Attendance – (Hong Kong, Singapore, and India)	6
Board Independence (Hong Kong, Singapore, and India)	7
Overboarding (Hong Kong & Singapore)	7
Overboarding (Korea)	8
Director Tenure (Hong Kong and Singapore)	8
Director Elections Under the "Non-Nomination" System (Taiwan)	9
Director Elections at Companies with All-Insider Boards (Japan)	9

AUDIT	10

Voting on Appointment of Auditors and Election of Audit Committee Members (Hong Kong/Singapore)	10

COMPENSATION	12

Voting on Stock Option or Restricted Stock Incentive Plans (China)	12

CAPITAL	14

Voting on Debt Issuance Requests (China, Hong Kong, and India)	14

Voting on Loan Guarantee Requests (China, Hong Kong, and India)	16

Voting on Capital Raising Requests (Taiwan)	18

ENVIRONMENTAL AND SOCIAL ISSUES	19

Voting on Social and Environmental Proposals (Global)	19

OTHER ISSUES	20

Voting On Mandates for Related-Party Transactions (Malaysia)	20

Voting on General Authority to Provide Financial Assistance (South Africa)	20

2013 International Corporate Governance Policy Updates	-2-

FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES	22

DISCLOSURE/DISCLAIMER .	23

2013 International Corporate Governance Policy Updates	-3-

INTRODUCTION

Each year, ISS’ Global Policy Board conducts a robust and transparent global policy formulation process which culminates in benchmark guidelines to be used in its proxy voting research for the upcoming year. To that end, ISS is pleased to announce its 2013 Global Policy Updates.

The complete set of ISS Global Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues. The updates contained in this document reflect changes to regional proxy voting policies. These changes are based on significant engagement and outreach with multiple constituents in the corporate governance community, along with a thorough analysis of regional regulatory changes, best practices, voting trends, and academic research.

The 2013 policy updates are grouped by region, including separate documents that specifically address US, Europe, Canada, and International policy changes. Highlights and key changes for the upcoming year include:

  Pay for Performance Evaluation, including peer groups and realizable pay (US)

  Board Responsiveness to Majority Supported Proposals (US)

  Pledging of Company Stock (US)

  Pay for Performance Evaluation, including quantitative and qualitative factors (Canada)

  Voto di Lista (Italy)

  Overboarded Directors (Hong Kong and Singapore)

  Board Tenure (Hong Kong and Singapore)

  Director Nominee Disclosure (Global)

In addition to creating the updates to ISS’ Global Policies, the ISS Research team collaborates with over 400 custom clients to ensure that their voting policies reflect their voting philosophy and are updated to take into account trends, practices, and regulatory changes in each market in which they invest.

The full text of the updates, along with detailed results from the Policy Survey, as well as comments received during the open comment period, are all available on ISS’ Web site under the Policy Gateway.

The ISS 2013 Global Policy Updates will be effective for meetings on or after February 1, 2013.

This document presents the changes being made to ISS' Benchmark International Corporate Governance Policies. If you have any questions, please contact usresearch@issgovernance.com.

2013 International Corporate Governance Policy Updates	-4-

BOARD

Corporate Governance Issue:

Voting on Director Nominees in Uncontested Elections

Director Nominee Disclosure (Global)

Current Recommendation: Vote AGAINST the election of directors if disclosure of nominee names has not been provided in a timely manner. This policy applies globally, with some exceptions, as listed below.

  Latin America (ex-Brazil): Vote AGAINST the election of directors at main-index companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

  Eastern Europe (ex-Russia): Vote FOR despite lack of disclosure.

  Middle East and North Africa: Vote FOR despite lack of disclosure.

  Turkey:

  Main index companies: Vote AGAINST the election of directors at main-index companies if nominee names are not disclosed in a timely manner prior to the meeting.

  Non-index core companies: Always vote FOR, but in the absence of disclosure of nominee names include in the vote recommendation box the following sentence: Due to the lack of disclosure provided by the company, investors should consider whether an abstention is warranted to register discontent with the company’s disclosure practices.

  Non-index, non-core companies: Vote FOR despite lack of disclosure.

Key Changes: Modify the policy to recommend against the election of directors at all companies if nominee names are not disclosed in a timely manner prior to the meeting. The policy would include a one-year grace period for Poland and for non- index Turkish companies during which ISS would include cautionary language in its research reports; the policy would be fully implemented in these markets in 2014.

New Recommendation: Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Rationale for Update: Although lack of nominee disclosure remains market practice in several countries, this significantly disenfranchises shareholders voting by proxy. Moreover, global disclosure practices have noticeably evolved in recent years: In Brazil, the largest market in Latin America, detailed disclosure is now mandatory. In Europe, the introduction of the EU Shareholder Rights Directive has improved nominee disclosure practices among member states.

Local legislation in Poland allows shareholders to nominate directors up until the date of the general meeting, which has been used to waive the application of the current policy in Poland in the past. However, given the significant improvement in nominee disclosure practices in the EU Member States after the introduction of the EU Shareholder Rights Directive, this lack of disclosure, albeit allowed under local law, shall no longer be acceptable to ISS following a one-year period for Polish issuers during which ISS will include cautionary language in its research reports.

Due to legislative changes published at the end of 2011 in Turkey, companies must now provide the names of independent director candidates prior to the respective company's general assembly. However, most Turkish companies do not provide the names of the remaining (non-independent) candidates. ISS will continue to recommend that shareholders vote against director election proposals at main-index Turkish companies that fail to disclose the names of all board nominees. For non- index Turkish companies, lack of disclosure (albeit allowed under local law) shall no longer be acceptable following a one- year period during which ISS will include cautionary language in its research reports.

2013 International Corporate Governance Policy Updates	-5-

According to ISS’ 2012-2013 policy survey, more than 76 percent of institutional investors indicated that they would vote against the election of directors at all companies in Latin America, Eastern Europe, and the Middle East/North Africa for failure to disclose nominee names.

The updated policy would be better aligned with global best practices and the growing expectations of institutional investors. Furthermore, the proposed one-year grace period would allow non-Index Turkish companies sufficient time to adapt to recent regulatory changes; it would also communicate the upcoming policy change to companies in Poland, where ISS’ current policy does not differentiate between index and non-index issuers.

Board Independence (Brazil)

Current Recommendation: Vote AGAINST proposals to elect directors if the post-election board is not at least 20-percent independent. This policy applies to companies that belong to the Nivel 2 listing segment.

Key Changes: Raise the required minimum level of board independence for Nivel 2 companies from 20 percent to 30 percent.

New Recommendation: Vote AGAINST proposals to elect directors if the post-election board is not at least 30-percent independent. This policy applies to Nivel 2 companies (in line with current policy for Novo Mercado companies).

Rationale for Update: The new policy would be more aligned with the concept of proportional board representation and in line with institutional investor views. The average free float among the Nivel 2 companies is over 40 percent (minimum required is 25 percent) and average board independence of the Nivel 2 companies stands at 33.3 percent.

The Brazilian Institute of Corporate Governance's (IBGC) best practices code, last edited in 2009, recommends that boards be at least majority independent. In late 2010, The Sao Paulo Stock Exchange (BM&FBovespa) attempted to increase the minimum board independence threshold for the Novo Mercado and Nivel 2 to 30 percent from 20 percent, and to establish a 20-percent minimum for Nivel 1 companies. However, issuers belonging to the voluntary corporate governance differentiated segments voted against this proposal.

ISS' minimum board independence for the Novo Mercado segment, which has accounted for nearly 90 percent of all IPOs in Brazil over the past three years, was increased to 30 percent last year. Though there are fewer issuers in the Nivel 2, the two segments are only differentiated by the fact that the Nivel 2 allows issuers to maintain a dual class structure.

Note that the current Novo Mercado/Nivel 2 regulations technically allow issuers to "round down" the number of required independent directors if the board is close to 20-percent independent. Thus, many companies with six or seven-member boards have only one independent director. However, as currently applied, ISS' policy will not "round down" the number of independent directors when determining the level of board independence.

Director Attendance – (Hong Kong, Singapore, and India)

Current Recommendation: Vote AGAINST directors who have failed to attend at least 75 percent of board meetings over the most recent two consecutive fiscal years, without a satisfactory explanation.

2013 International Corporate Governance Policy Updates	-6-

Key Change: Moving to a one-year look back for director attendance.

New Recommendation: Vote AGAINST directors who have failed to attend at least 75 percent of board meetings in the most recent fiscal year, without a satisfactory explanation.

Rationale for Update: This policy update brings the voting policies for Hong Kong, Singapore, and India into harmony with ISS policy in other markets, and recognizes that attendance in the most recent year is a better predictor of future attendance than attendance in earlier years.

Board Independence (Hong Kong, Singapore, and India)

Current Recommendation: In Hong Kong and Singapore, where independent directors represent less than one-third of the board, vote AGAINST the following directors:

  One executive director (generally the one with the worst attendance record) who is neither the CEO nor a member of the founding family; and

  One non-independent non-executive director (generally the one with the worst attendance record) who represents a substantial shareholder, where the board is less than one-third independent because of a preponderance of representatives of one substantial shareholder.

In India, ISS does not currently recommend against directors due to a lack of independence.

Key Change: In Hong Kong, Singapore, and India, vote against ALL non-independent nominees (other than CEOs/managing directors, executive chairmen, and company founders deemed integral to the company) where the board fails to meet relevant independence thresholds.

New Recommendations: In Hong Kong and Singapore, vote AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.

In India, vote AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director).

Rationale for Update: The updated policy reflects current best practices in the three markets, as set out in listing rules and corporate governance codes, and, in the case of India, reflects the fact that disclosure of director biographical information has improved substantially in recent years, enabling shareholders to know which directors are designated independent by the company. All three markets now specify that boards should be at least one-third independent. The new policy also avoids the need to compare attendance records of director nominees, and the need to use some other criterion to decide which directors to oppose, when all nominees have the same level of attendance.

Overboarding (Hong Kong & Singapore)

Current Recommendation: The number of boards on which a director sits is not currently used as a factor in making vote recommendations in Hong Kong or Singapore.

Key Changes: Define a director as "overboarded," and recommend against his or her election, where that director sits on a total of more than six public company boards.

2013 International Corporate Governance Policy Updates	-7-

New Recommendation: Vote AGAINST director nominees who sit on a total of more than six public company boards. For

2013, ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six.

Rationale for Update: The new policy would reflect investors' negative sentiment toward overboarded directors and would more closely align ISS policy for Hong Kong and Singapore with policies for other developed markets such as the U.S., Europe, and Australia. While the average number of board seats held by a director is only 2.2 in Hong Kong and 2.5 in Singapore, a small number of directors in these markets sit on eight or more public company boards; and one director in Hong Kong sits on 16 boards. Some academic studies have confirmed that "busy" directors correlate with lower shareholder returns, while even studies that showed a benefit from adding busy directors to a board – purportedly due to those directors' expertise and network of personal connections – defined "busy" as sitting on three or more boards; well below the threshold for considering a director to be "overboarded" under ISS policies for the U.S., Europe, and Australia.

Overboarding (Korea)

Current Recommendation: The number of boards on which a director sits is not currently used as a factor in making vote recommendations in Korea.

Key Changes: Define an outside director as "overboarded," and recommend against his or her election as a director and/or audit committee member, where that director sits on a total of more than two public company boards.

New Recommendation: Vote AGAINST the election of an outside director to the board or to the audit committee where that director sits on a total of more than two public company boards.

Rationale for Update: The new policy would reflect the provisions of the revised Commercial Act and its accompanying presidential decree, which took effect in April 2012. The law states that an individual with more than two board seats would have "difficulty in faithfully performing their duties as an outside director," and is thus not qualified to serve in that role.

Director Tenure (Hong Kong and Singapore)

Current Recommendation: For the Hong Kong market, vote AGAINST a director who is classified by the company as independent, but fails to meet the ISS criteria for independence. For the Singapore market, there is no policy of recommending against directors based on a discrepancy between the company’s independence designation and ISS’ categorization of that director. In both markets, the length of time a director has served on the board is not currently taken into consideration when classifying that director as independent or non-independent.

Key Change: Classify an "independent non-executive director" as non-independent if such director has served on the board for more than nine years, where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

New Recommendation: For the Hong Kong market, vote AGAINST a director who is classified by the company as independent, but fails to meet the ISS criteria for independence. For the Singapore market, no such policy will apply. For both markets, classify a director as non-independent where the director has served on the board for more than nine years (three terms), and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

2013 International Corporate Governance Policy Updates	-8-

Rationale for Update: Many investors believe that long tenure on a board can, in some circumstances, lead to a sense of identification with the company and the interests of its management team which can damage a director's independence, even in the absence of a formal transactional or professional relationship between the director and the company. Listing rules in both Hong Kong and Singapore have recently been amended to provide that where a director designated as independent has served on the board for more than nine years, the company should provide the reasons why the board considers such director to still be independent – in effect, creating a rebuttable presumption that independence will be affected by long tenure. According to ISS’ 2012-13 Policy Survey, a majority (55 percent) of investor respondents indicated that in such situations a case-by-case analysis is called for, and ISS plans to evaluate the quality of the disclosure and the reason(s) provided by the company to determine whether a designation of "independent" continues to be appropriate.

Director Elections Under the "Non-Nomination" System (Taiwan)

Current Recommendation: ISS will generally recommend voting FOR a director nominee if both the name and profile of the candidate have been disclosed by the company, and there are no known negative issues concerning the nominee. Examples of such negative issues include material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, failure to replace management as appropriate, or egregious actions related to a director's service on other boards.

Key Change: Recommend against all directors for elections via the "non-nomination" system.

New Recommendation: In cases where director elections are conducted using the nomination system, vote FOR the election of a board-nominated candidate unless there are known negative issues involving the candidate.

Examples of negative issues which could justify a vote AGAINST individual directors, members of a committee, or the entire board, are:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Where companies employ the non-nomination system for the election of directors, vote AGAINST all directors.

Rationale for Update: The nomination system is mandatory only for the election of independent directors in Taiwan. Many companies are still using a "non-nomination" system for the election of non-independent directors, which means that shareholders can literally vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting. Although contested director elections are extremely rare, it is not uncommon to see companies disclosing candidate names and profiles for the first time at the meeting, or only a few days beforehand. This poses a great challenge both to ISS and to investors, particularly overseas investors who must cast their votes well before the meeting takes place. This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team. Negative recommendations at these companies are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors.

Director Elections at Companies with All-Insider Boards (Japan)

Beginning in 2013, ISS will recommend a vote AGAINST the top executive of a Japanese company if the board does not include at least one outside director. This policy change was already announced in advance last year, with a one-year moratorium on implementation to give Japanese companies time to secure qualified candidates. This is a reminder of the new policy, and is not a further change to the policy announced last year.

2013 International Corporate Governance Policy Updates	-9-

Audit

Corporate Governance Issue:

Voting on Appointment of Auditors and Election of Audit Committee Members (Hong Kong/Singapore)

Current Recommendation: With regard to proposals to (re)appoint auditors, vote FOR the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditor is being changed without explanation; or

  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

Under the current policy, the lack of disclosure of audit fees and/or non-audit fees does not warrant a vote against the appointment of external auditors or audit committee members. In reviewing total auditor compensation, Hong Kong/Singapore policy recommends voting against the appointment of external auditors where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years. Additionally, there is no policy on director election that addresses the responsibility of the audit committee with regard to the fees paid to the auditor.

Key Changes: (1) ISS will recommend a vote against all audit committee members who are up for reelection when audit fees and/or non-audit fees are not disclosed. (2) Regarding the review of fees paid to external auditors, ISS will consider only the current fiscal year in review instead of a five-year period. Additionally, reelection of audit committee members will be opposed when the company has paid excessive non-audit fees.

New Recommendations:

Appointment of Auditor

Vote FOR proposals to (re)appoint auditors and authorize the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditor is being changed without explanation; or

  The non-audit fees exceed the audit fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make an exception to this policy if the non-audit fees in question relate to special projects or are due to unusual circumstances, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable "non-audit" fees would be fees for a special audit in connection with an IPO.

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Election of Directors

Generally vote AGAINST all members of the audit committee up for reelection if:

  The non-audit fees paid to the auditor exceed audit fees without satisfactory explanation; or

  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Rationale for Update:

Poor Disclosure of Audit Fees

Both in Hong Kong and Singapore, the breakdown between audit vs. non-audit fees is generally provided as regulators in both markets now require disclosure of these fees. However, a small minority of companies continues not to disclose the breakdown of audit and non-audit fees, preventing shareholders from assessing whether non-audit fees are excessive related to audit fees and if there are any conflicts of interest.

That said, a recommendation to vote against the appointment of the auditor due to poor disclosure may not be in shareholders' best interests. These resolutions are binding in these markets, and disapproval could result in the company not having an auditor until a replacement is found and approved by shareholders at a general meeting. Rather than opposing the reappointment of the auditor, ISS believes that the audit committee should be held accountable for failure to disclose the minimal information necessary to evaluate the independence of the auditor.

Audit Fees for Past Year

The vast majority of companies in these markets do not pay excessive non-audit fees, and virtually no firm has consistently paid excessive non-audit fees for three out of five years. Furthermore, in cases where a company paid excessive non-audit fees, most of the time these fees were paid in relation to an exceptional event, such as an IPO. Companies that pay excessive non-audit fees are rare exceptions. Therefore, the five-year look back period when reviewing fees paid to the auditor under the current policy is unnecessary and may have an unintended consequence of implicitly endorsing an auditor providing excessive non-audit services for certain fiscal years. As such, the one-year look back period under the new policy is more appropriate and in line with English-speaking markets. Additionally, given the audit committee's oversight role, it should be held accountable for having the auditor engage in excessive non-audit services and thus potentially compromising its independence and objectivity.

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COMPENSATION

Corporate Governance Issue:
Voting on Stock Option or Restricted Stock Incentive Plans (China)

Current Recommendation:

Vote AGAINST an option scheme if:

  The plan permits options to be issued with an exercise price at a discount to the current market price; and/or

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; and/or

  Directors eligible to receive options under the scheme are involved in the administration of the scheme.

Key Changes: Revise the current policy by taking into account restricted stock plans and recommend against those incentive plans whose performance hurdles for the fiscal year are set in the second half of the year.

New Recommendation:

Vote AGAINST a stock option scheme if:

  The plan permits options to be issued with an exercise price at a discount to the current market price;

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

  Directors eligible to receive options under the scheme are involved in the administration of the scheme; or

  The company fails to set challenging performance hurdles for exercising the stock options compared with its historical financial performance or the industry benchmarks.

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Generally vote AGAINST a stock option scheme if:

  The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached).

Vote AGAINST a restricted stock scheme if:

  The grant price of the restricted shares is less than 50 percent of the average price of the company's shares during the 20 trading days prior to the pricing reference date;

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that restricted shares will be unlocked unless there is a clear improvement in shareholder value;

  Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

  The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

Generally vote AGAINST a restricted stock scheme if:

  The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the restricted stocks to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached).

Rationale for Update: Given that restricted stock plans are becoming more prevalent in China, ISS has adopted a separate voting policy specifically for these incentive plans in addition to the existing policy which only addresses stock option schemes. A recommendation to vote against a restricted stock scheme with a grant price lower than 50 percent of the average price of the company's shares during the 20 trading days prior to the pricing reference date is in line with China Securities Regulatory Commission (CSRC) requirements.

Furthermore, one-year performance periods are rarely seen in China. Performance periods usually last for two to four years, with performance hurdles set for each year. If the company proposes an equity-based compensation plan in the second half of the year while still using the financial performance of the same year as one of the performance hurdles, it is questionable whether the intended incentivizing purpose can be achieved.

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CAPITAL

Corporate Governance Issue:
Voting on Debt Issuance Requests (China, Hong Kong, and India)

Current Recommendation:

Debt Issuance Requests

  Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

  Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

  Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

  Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

  Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Key Changes: (1) Develop an overarching view on debt-related proposals, and (2) Clarify under which circumstances a recommendation to vote against these proposals would be justified.

New Recommendation:

Debt Issuance Requests

  Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

  Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

  Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

  Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

  Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

  Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

  The company's financial position: What is the company's current leverage and how does that compare to its peers?

  The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

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A distinction should be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt;

as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote FOR these proposals will be warranted if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); AND

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote FOR will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote AGAINST will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;

  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); AND

  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive and thus the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

Pledging of Assets for Debt

Vote FOR proposals to approve the specific pledging of assets for debt if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  Details regarding the assets to be pledged are disclosed; AND

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, a vote AGAINST will be recommended.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance, the company's overall debt level, and the company's justification for the pledging of assets.

ISS will issue vote recommendations against specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders' rights and economic interests could be negatively affected. When the board is requesting a general authority to pledge assets, the details regarding the assets to be pledged need not be disclosed; however, ISS will oppose such a proposal if it would grant the board excessive authority.

Increase in Borrowing Powers

Vote FOR proposals to approve increases in a company's borrowing powers if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  The potential increase in debt is not excessive; AND

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

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In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS’ analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If no information regarding the limit on the borrowing power is disclosed, no credible explanation for the need of funding is provided, or an increase is excessive considering the company's debt level as well as normal levels of debt in its industry or market, ISS recommends opposing the request.

Rationale for Update: Debt-related proposals are fairly common in many Asian markets. A common framework with which to analyze these proposals, which includes details of the positive and negative factors impacting the case-by-case analysis, will ensure consistent treatment of similar proposals across different markets, and at different companies within the same market. The proposed policy change will also increase transparency for both investors and for issuers.

Corporate Governance Issue:
Voting on Loan Guarantee Requests (China, Hong Kong, and India)

Current Recommendation:

China

Chinese companies often provide loan guarantees for subsidiaries, affiliates, and related parties.

Article 14 of the Code of Corporate Governance states that a listed company shall not provide financial guarantees for its shareholders or their affiliates, whilst both the SSE and SZSE Listing Rules stipulate which guarantee transactions must be submitted to shareholders for approval.

In analyzing such requests, ISS will examine such requests on a CASE-BY-CASE basis, with reference to the identity of the entity receiving the guarantees, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, and the terms of the guarantee agreement.

No policy for Hong Kong or India.

Key Changes: Clarify the policy on provision of loan guarantees and the factors ISS considers for these markets. Specifically, ISS' internal guideline for China will be codified into policy for China, Hong Kong, and India.

New Recommendation:

China

Chinese companies often provide loan guarantees for subsidiaries, affiliates, and related parties.

Article 14 of the Code of Corporate Governance states that a listed company shall not provide financial guarantees for its shareholders or their affiliates, whilst both the SSE and SZSE Listing Rules stipulate which guarantee transactions must be submitted to shareholders for approval.

Such requests will be evaluated on a CASE-BY-CASE basis. Generally vote AGAINST the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;

  The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

2013 International Corporate Governance Policy Updates	-16-

  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Hong Kong

Chinese companies listed in Hong Kong often provide loan guarantees for subsidiaries, affiliates, and related parties. Such requests will be evaluated on a CASE-BY-CASE basis. Generally vote AGAINST the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;

  The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

India

Indian companies often provide loan guarantees for subsidiaries, affiliates, and related parties.

Such requests will be evaluated on a CASE-BY-CASE basis. Generally vote AGAINST the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;

  The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Rationale for Update: The provision of a loan guarantee by the company could be beneficial to the firm, but could also expose the firm and its shareholders to unnecessary risks. Provision of a guarantee would enable the entity receiving the guarantee to obtain more favorable terms from lenders, reducing the cost of borrowing. Therefore, if a guarantee is provided to a subsidiary, it could ultimately reduce the borrowing cost for the overall group. That said, the provision of a guarantee increases the risks at the company as the company could be held fully liable for debts owed by these entities. Without these guarantees, the company's liability could be limited even for wholly owned subsidiaries. Therefore, where the company's board cannot exercise proper oversight and control over the entities being guaranteed or where the company is taking a disproportionate financial risk relative to its ownership stake, the risks may outweigh the potential benefits.

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The policy change establishes a clear guideline on the factors ISS considers reasonable while maintaining some flexibility for exemptions if the company provides a compelling rationale in support of the proposal.

Corporate Governance Issue:
Voting on Capital Raising Requests (Taiwan)

Current Recommendation: Vote FOR share issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital (based on ISS' International Policy).

Key Change: Establish a policy that is specific to the Taiwanese market.

New Recommendation: Generally vote FOR a general mandate for public share issuance if the issue size is no more than 20 percent of the existing issued share capital.

Generally vote FOR a general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution rate is no more than 10 percent.

Vote CASE-BY-CASE on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

Rationale for Update: There are four capital raising channels that require shareholder approval in Taiwan:

  Issuance of new ordinary shares via a private placement;

  Issuance of convertible bonds via a private placement;

  Public issuance of new ordinary shares; and

  Public issuance of new shares to sponsor global depositary receipt (GDR) issuance.

Taiwanese companies normally seek authority to raise capital through one or a combination of the abovementioned channels, with the authority lasting for one year. This is, in essence, a general issuance mandate allowing companies to issue shares, convertible bonds, or GDRs up to a certain amount. The specific capital raising channel and usage of raised proceeds will be determined by the board at a later stage should the board decide to exercise this authority.

Additionally, it is not mandatory in Taiwan to have an independent director, and the vast majority of Taiwanese boards have minimal or no independent representation. Given the prevalence of insider-dominated boards in Taiwan, ISS believes that stricter limits should be placed on a general mandate that includes a private placement so as to reduce the risk of abuse by insiders for their own benefit.

Dilution resulting from capital raising, whether in the form of a public issuance or a private placement, continues to be a significant concern to investors. In 2012, ISS observed that 51.35 percent of the general issuance mandates with private placement will lead to dilution between 20 percent and 50 percent, while 16.22 percent will lead to more than 50 percent dilution. Out of 19 general issuance mandates for public issuance, 13 will result in a dilution rate exceeding 20 percent, on the assumption that no preemptive rights will be exercised. Preemptive rights are granted to existing shareholders by default, but, in the event of a public issuance, shareholders are usually asked to forfeit part or all of their preemptive rights to facilitate the book building process or the GDR issuance.

The new policy safeguards shareholders' interests and also is consistent with International guidelines and Hong Kong guidelines for general issuance mandates.

2013 International Corporate Governance Policy Updates	-18-

ENVIRONMENTAL AND SOCIAL ISSUES Corporate

Governance Issue:
Voting on Social and Environmental Proposals (Global)

Current Recommendation: None

Key Change: Establish overarching principles for social and environmental proposals for all markets.

New Recommendation: Issues under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Rationale for Update: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.

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Other Issues

Corporate Governance Issue:
Voting On Mandates for Related-Party Transactions (Malaysia)

Current Recommendation: In the case of related-party transaction (RPT) mandates in Malaysia, generally vote FOR such proposals unless there is evidence of problems or abuse of authority in the past.

Key Changes: (1) Establish a guideline for RPT mandates in Malaysia. (2) Apply a materiality test to business transactions where an independent director (under the company's classification) has an interest and recommend a vote against transactions in excess of the threshold on the basis that involvement of such director in material transactions compromises his/her independence.

New Recommendation: Vote AGAINST a related-party transaction mandate if:

(a)   A director who is classified by the company as independent has a vested interest 1 in the business transaction, AND

(b)  The value of the transaction exceeds MYR 250,0002.

In addition, directors involved in related-party transactions in excess of MYR 250,000 will be classified as non-independent by ISS.

Rationale for Update: Involvement of independent directors in business transactions, while carried out in the ordinary course of business of the company, can arguably interfere with the exercise of the director's independent judgment or the ability to act in the best interests of the company. As such, supporting these proposals despite potential conflicts of interest is contrary to ISS' view that an independent director should be free of material financial, transactional, or other relationships that might compromise his or her ability to fulfill his or her duties as an independent director.

The updated policy would set a threshold above which such transactions would be deemed likely to have a negative impact on director independence. The MYR 250,000 threshold is based on disclosure and approval requirements under the Bursa Malaysia Listing Requirements (see footnote 2 at bottom of page).

In line with the updated policy, the names of directors interested in the transaction(s), their relationship or affiliation with the parties involved, and the value of the transaction(s) will be provided in ISS' analysis of all RPT mandate proposals.

Corporate Governance Issue:
Voting on General Authority to Provide Financial Assistance (South Africa)

Current Recommendation: No formal policy. The current approach when considering these resolutions (which have been common in South Africa since 2011) has been to vote FOR, albeit drawing attention to resolutions which have a broader scope than routine proposals.

Key Change: Introduce a formal policy.

New Recommendation: Vote FOR a general authority to provide financial assistance, unless:

1By virtue of being a partner, executive, or major shareholder of the related-party holding more than a 10 percent equity stake or being the direct recipient of the transaction. For the purpose of clarification, directors who are deemed interested by virtue of being a director at the transacting party or who hold immaterial interest in the transacting party will be exempted.

2 Under Bursa Malaysia Listing Requirements, related-party transactions where the value of the transaction is less than MYR 250,000 are exempt from disclosure and approval requirements.

2013 International Corporate Governance Policy Updates	-20-

  As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

  As part of the authority, the company seeks approval to provide financial assistance "to any person."

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders' interests would warrant further review and analysis.

Rationale for Update: The Companies Act 2008 came into effect on May 1, 2011. It includes sections on the provision by companies of "financial assistance," e.g. loans or loan guarantees. In an extension of previous practice, under the Act, companies are required to seek shareholder approval in advance of providing certain forms of financial assistance:

  To related or interrelated companies (see below for definition);

  To directors or "prescribed officers" (i.e., senior executives who are not directors); or

  For the purpose of (a) subscribing for any options or securities issued by the company or a related or interrelated company, or (b) purchasing any securities of the company or a related or interrelated company.

Under the Act, a company is related or interrelated to another company if (a) either of them directly or indirectly controls the other, or the business of the other, (b) either is a subsidiary of the other, or (c) a person directly or indirectly controls each of them, or the business of each of them.

In response to the Act, since 2011, many companies have added a routine item to their annual general meeting agendas requesting authorities from shareholders covering some or all of the areas of financial assistance discussed above. These are normally general authorities, in that they relate not to a specific instance of financial assistance but are intended to provide the company with flexibility to operate under the new legal framework.

The policy is intended to provide a framework for addressing the approaches companies have taken with respect to requesting these authorities. It also provides a way of highlighting concerns that certain general authorities regarding the provision of financial assistance could give boards considerable flexibility to make loans to directors, or to outside persons or organizations, without any further formal shareholder oversight.

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Foreign Private Issuers Listed on U.S. Exchanges

Corporate Governance Issue:
Voting at companies incorporated in tax and governance havens and listed on U.S. exchanges as Foreign Private Issuers

Current Recommendation: No explicit policy

Key Change: Create an explicit policy for companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and taking exemptions to U.S. governance and disclosure rules

New Recommendation: Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

Rationale for Update: In recent years there has been an increase in the number of companies primarily or solely listed on a U.S. exchange, but which are incorporated outside the U.S. and which meet the definition of a foreign private issuer (FPI). FPIs are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S. Such companies are allowed to take exemptions from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, and instead follow the corporate governance practices of their home country. However, most FPIs are incorporated in tax and governance havens such as Bermuda, the Marshall Islands, or the Cayman Islands, which impose few requirements related to disclosure and corporate governance.

Notwithstanding FPIs' exemption from many SEC rules and stock market listing requirements, many investors believe that companies primarily listed in the U.S., and seeking capital mainly from U.S. investors, should conform to the reasonable expectations of those investors regarding board and committee independence. The lack of a robust regulatory regime, coupled with the fact that many FPI companies have a controlling shareholder, mean that an independent board is the only entity that can be expected to protect the interests of minority shareholders. The key feature of this FPI policy, therefore, is the expectation that these companies will have a majority-independent board and all-independent key committees.

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The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2013 International Corporate Governance Policy Updates	-23-

European Corporate Governance Policy

2013 Updates

November 16, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS' European Corporate Governance Policy

2013 Updates

Effective for Meetings on or after Feb. 1, 2013

Updated Nov. 16, 2012

These policy updates present changes and clarifications to ISS' European benchmark guidelines for 2013. If new issues arise, such as shareholder proposals or regulatory developments, prior to the next formal update, ISS will adopt policies to cover such issues on an as-needed basis. Note that markets covered in this updates document exclude Eastern Europe. The voting policy applied by ISS in the U.K. is that of the National Association of Pension Funds (NAPF) and an update to that policy document will be issued by the NAPF.

INTRODUCTION	3

BOARD	4

Voting on Director Nominees in Uncontested Elections	4
Director Nominee Disclosure (Global)	4
CEO to Chair Succession (Austria)
Voto di Lista (Italy)	6
Overboarding (Europe)	7
Censors (France)	8

ENVIRONMENTAL AND SOCIAL ISSUES	10

Voting on Social and Environmental Proposals (Global)	10

DISCLOSURE/DISCLAIMER	11

2013 European Corporate Governance Policy Updates	-2-

INTRODUCTION

Each year, ISS’ Global Policy Board conducts a robust and transparent global policy formulation process which culminates in benchmark guidelines to be used in its proxy voting research for the upcoming year. To that end, ISS is pleased to announce its 2013 Global Policy Updates.

The complete set of ISS Global Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues. The updates contained in this document reflect changes to regional proxy voting policies. These changes are based on significant engagement and outreach with multiple constituents in the corporate governance community, along with a thorough analysis of regional regulatory changes, best practices, voting trends, and academic research.

The 2013 policy updates are grouped by region, including separate documents that specifically address US, Europe, Canada, and International policy changes. Highlights and key changes for the upcoming year include:

  Pay for Performance Evaluation, including peer groups and realizable pay (US)

  Board Responsiveness to Majority Supported Proposals (US)

  Pledging of Company Stock (US)

  Pay for Performance Evaluation, including quantitative and qualitative factors (Canada)

  Voto di Lista (Italy)

  Overboarded Directors (Hong Kong and Singapore)

  Board Tenure (Hong Kong and Singapore)

  Director Nominee Disclosure (Global)

In addition to creating the updates to ISS’ Global Policies, the ISS Research team collaborates with over 400 custom clients to ensure that their voting policies reflect their voting philosophy and are updated to take into account trends, practices, and regulatory changes in each market in which they invest.

The full text of the updates, along with detailed results from the Policy Survey, as well as comments received during the open comment period, are all available on ISS’ Web site under the Policy Gateway.

The ISS 2013 Global Policy Updates will be effective for meetings on or after February 1, 2013.

This document presents the changes being made to ISS' Benchmark European Corporate Governance Policies. If you have any questions, please contact ISS_EU-research@issgovernance.com.

2013 European Corporate Governance Policy Updates	-3-

BOARD

Corporate Governance Issue:
Voting on Director Nominees in Uncontested Elections

Director Nominee Disclosure (Global)

Current Recommendation: ISS will recommend a vote AGAINST the election of directors if disclosure of nominee names has not been provided in a timely manner. This policy applies globally, with some exceptions, as listed below.

  Latin America (ex-Brazil): Vote AGAINST the election of directors at main-index companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

  Eastern Europe (ex-Russia): Vote FOR despite lack of disclosure.

  Middle East and North Africa: Vote FOR despite lack of disclosure.

  Turkey:

  Main index companies: Vote AGAINST the election of directors at main-index companies if nominee names are not disclosed in a timely manner prior to the meeting.

  Non-index core companies: Always vote FOR, but in the absence of disclosure of nominee names include in the vote recommendation box the following sentence: Due to the lack of disclosure provided by the company, investors should consider whether an abstention is warranted to register discontent with the company’s disclosure practices.

  Non-index, non-core companies: Vote FOR despite lack of disclosure.

Key Changes: Modify the policy to recommend against the election of directors at all companies if nominee names are not disclosed in a timely manner prior to the meeting. The policy would include a one-year grace period for Poland and for non- index Turkish companies during which ISS would include cautionary language in its research reports; the policy would be fully implemented in these markets in 2014.

New Recommendation: ISS will recommend a vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in research report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Rationale for Update: Although lack of nominee disclosure remains market practice in several countries, this significantly disenfranchises shareholders’ voting by proxy. Nonetheless, global disclosure practices have noticeably evolved in recent years: in Brazil, the largest market in Latin America, detailed disclosure is now mandatory. In Europe, the introduction of the EU Shareholder Rights Directive has improved nominee disclosure practices among member states.

Local legislation in Poland allows shareholders to nominate directors up until the date of the general meeting, which has been used to waive the application of the current policy in Poland in the past. However, given the significant improvement in nominee disclosure practices in the EU Member States after the introduction of the EU Shareholder Rights Directive, this lack of disclosure, albeit allowed under local law, shall no longer be acceptable to ISS following a one-year period for Polish issuers during which ISS will include cautionary language in its research reports.

Due to legislative changes published at the end of 2011 in Turkey, companies must now provide the names of independent director candidates prior to the respective company's general assembly. However, most Turkish companies do not provide the names of the remaining (non-independent) candidates. ISS will continue to recommend that shareholders vote against director election proposals at main-index Turkish companies that fail to disclose the names of all board nominees. For non- index Turkish companies, lack of disclosure (albeit allowed under local law) shall no longer be acceptable following a one- year period during which ISS will include cautionary language in its research reports.

2013 European Corporate Governance Policy Updates	-4-

According to ISS’ 2012-2013 policy survey, more than 76 percent of institutional investors indicated that they would vote against the election of directors at all companies in Latin America, Eastern Europe, and the Middle East/North Africa for failure to disclose nominee names.

The updated policy would be better aligned with global best practices and the growing expectations of institutional investors. Furthermore, the proposed one-year grace period would allow non-Index Turkish companies sufficient time to adapt to recent regulatory changes; it would also communicate the upcoming policy change to companies in Poland, where ISS’ current policy does not differentiate between index and non-index issuers.

CEO to Chair Succession (Austria)

Current Recommendation: ISS will generally recommend a vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies* in Germany, the U.K. and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board's chairman, ISS will generally recommend a vote AGAINST the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that s/he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

  There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

  The former CEO is proposed to become the board's chairman only on an interim or temporary basis; or

  The former CEO is proposed to be elected as the board's chairman for the first time after a reasonable cooling- off period.

  The board chairman will not receive a level of compensation comparable to the company's executives nor assume executive functions in markets where this is applicable.

*ISS defines a "widely held" company using the following factors:

1. Number of clients holding the security; and

2. Membership in a major index.

Key Changes: (1) Add Austria to the markets for which this policy applies, and (2) remove U.K. reference, including the fourth bullet point, which only applies to the U.K., because European voting policy does not include the U.K.

New Recommendation: ISS will generally recommend a vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies* in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees who subsequently select the new board's chairman, ISS will generally recommend a vote AGAINST the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not become chairman of the board. Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

  There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

  The former CEO is proposed to become the board's chairman only on an interim or temporary basis; or

  The former CEO is proposed to be elected as the board's chairman for the first time after a reasonable cooling- off period.

2013 European Corporate Governance Policy Updates	-5-

*ISS defines a "widely held" company using the following factors:

1. Number of clients holding the security; and

2. Membership in a major index.

Rationale for Update: Over the past years, investors have come to view the practice of CEOs transitioning to the supervisory board chairmanship with increasing skepticism. The German and Austrian two-tier board systems make a strict distinction between the management board as the executive body and the supervisory board as the controlling body in order to guarantee independent oversight of management, and there is concern that the direct transition of the chief executive to the supervisory board chairmanship may blur these responsibilities in a way that harms independent oversight.

As of the beginning of 2012, Rule 55 of the Austrian Corporate Governance Code recommends that the chairman of the supervisory board shall not be the former chairman of the management board unless a cooling-off period of at least two years has passed since the termination of the function as an executive. This recommendation is similar to the legal situation in Germany. The addition of Austria to the current ISS policy is in line with market best practice.

Voto di Lista (Italy)

Current Recommendation: In Italy, for MSCI EAFE companies, the election of directors takes place through the voto di lista mechanism (similar to slate elections). Unfortunately, the various lists are rarely released more than 10 days in advance of the meeting. Before the lists of director nominees are disclosed, ISS will recommend a vote AGAINST the director elections at such companies. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular slate.

Key Changes: The publication date for lists would be changed from 10 days before the meeting to 21 days before the meeting for companies that fall under the authority of the European Shareholder Rights Directive (SRD). For those companies to which the SRD does not apply (i.e. seven Italian local banks out of about 270 listed companies), ISS would continue to issue an initial negative voting recommendation for director elections, followed by a subsequent alert, due to lack of available information at the time the ISS report is published.

New Recommendation: In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a CASE-BY-CASE basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote AGAINST the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

Rationale for Update: The Italian implementation of the SRD (effective from Nov. 1, 2010) requires that lists of nominees to director and internal auditor elections be published at least 21 days ahead of the meeting (previously 10 days). At the moment, Italian law excludes local banks from the application of the SRD. Currently, there are seven listed local banks in Italy, out of about 270 listed companies.

2013 European Corporate Governance Policy Updates	-6-

The updated policy acknowledges this disclosure improvement and clarifies that ISS will no longer need to apply an initial negative vote recommendation against director elections, followed by an alert, for companies that fall under the SRD, since disclosure now generally occurs well ahead of custodial voting cutoffs. In addition, the updated policy clarifies ISS' approach in those cases when, for whatever reasons, lists of nominees are not disclosed in sufficient time.

Overboarding (Europe)

Current Recommendation: In markets where local law or best practice governance codes address overboarding, disclosure is sufficient (such as detailed director biographies which include information on the director's role on the board and other external appointments both in the local market and abroad), and markets permit individual election of directors, ISS will recommend a vote AGAINST a candidate when s/he holds an excessive number of board appointments referenced by the more stringent of the provisions prescribed in local law or best practice governance codes. An adverse vote recommendation will not be applied to a director within a company where s/he serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

For markets that adopt this overboarding principle but their governance codes do not go as far as prescribing a desired maximum number of boards or their local governance codes provide for less stringent requirements, as a general rule ISS expects directors not to hold more than a total of five board appointments.

Appreciating that time commitment varies between the roles of an executive director, a chairman, and a non-executive director, unless local corporate governance codes provide specific weightings, the following rule will apply:

  Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.

  Chairmen are expected not to hold other executive positions or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.

  NEDs who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

ISS will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, take into account board appointments as censors in French publicly listed companies.

Key Changes: Clarify and simplify ISS policy such that in the case of overboarding, the more stringent of the provisions prescribed in local law, the local corporate governance code, or the ISS rule of specific weightings would apply.

New Recommendation: In markets where local law or best practice governance codes address overboarding, disclosure is sufficient, and markets permit individual election of directors, ISS will recommend a vote AGAINST a candidate when s/he holds an excessive number of board appointments referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or the following rule:

  Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.

  Non-executive chairmen are expected not to hold other executive positions or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.

  Non-executive directors who do not hold executive or chairmanship positions may hold up to four other non- executive directorships.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

2013 European Corporate Governance Policy Updates	-7-

ISS will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, take into account board appointments as censors in French publicly listed companies.

Rationale for Update: The objective of this policy change is to simplify policy and make clear that the strictest of local law/code or ISS provisions will be applied. Under the current wording of the policy, local provisions apply as long as they address overboarding even if they are less stringent than the ISS policy of specific weightings. For example, the German code only states that executives should not hold more than three supervisory board mandates. Consequently, ISS must apply the less stringent code provision for executives under the current policy. As a result of the updated policy, the more stringent of the provisions prescribed in local law, the local governance code, or the ISS policy rule would apply, i.e. in the German example, the maximum number of supervisory board memberships for executives would be reduced from three to two. A strict overboarding approach is accepted by investors in Europe and would bring the German market in line with all other Western European markets, for which this policy is applicable.

Censors (France)

Current Recommendation: For widely held companies*, ISS will generally recommend a vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, ISS will recommend a vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee's situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

*ISS will define a "widely held" company using the following factors:

1. Number of clients holding the security; and

2. Membership in a major index

Key Changes: Extend policy coverage from only widely-held French issuers to all French issuers, and delete the reference to overboarding and other factors of concern which would be considered when making a case-by-case assessment on the election of a censor.

New Recommendation: ISS will generally recommend a vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, ISS will recommend a vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director.

Rationale for Update: As background, in France, certain boards of directors include so-called "censors," which are essentially advisers without voting rights. Censors are not defined under French law and do not bear legal liability toward shareholders, and their duties are oftentimes not clearly disclosed and may vary from company to company. The precise scope of the censor role is not uniform and is therefore defined by the relevant company’s bylaws. In most cases, the role is unclear. Company bylaws define the duration of the mandate, and some provide a generalized definition of the role. Despite a lack of voting rights or any legally-defined responsibilities, censors oftentimes receive remuneration on par with that of the company's non-executive directors, and because, in practice, many are ex-senior executives or directors, their influence on the board may be considerable.

2013 European Corporate Governance Policy Updates	-8-

Last year, ISS implemented a new voting policy to address shareholder concerns about the use of censors in the French market. The current policy applies only to widely held companies whereas the underlying rationale is also valid for smaller companies. The current policy approach was supported by the majority of institutional respondents to ISS' 2011-2012 Policy Survey : a combined 64 percent indicated that the nomination of a censor or modification of company bylaws in order to set up the role of a censor is either never appropriate (32 percent) or appropriate if the appointment is temporary (32 percent). Note that the survey question did not distinguish between large-, mid-, or small-cap companies. Furthermore, during ISS' 2011-2012 Comment Period, there was a consensus among respondents that ISS should take a restrictive approach to the nomination of censors, meaning that support for the nomination of censors is only acceptable in extraordinary circumstances or if the censor mandate is temporary. There was also agreement that the shift of a director to a censor position is never acceptable if done to circumvent good governance practices 1. In addition, vote results on resolutions related to censors in 2012 show a consistent level of dissent against censors. As a result, ISS is adopting the updated policy to address such proposals for all listed companies in France.

In addition, the reference to overboarding and other factors of concern that could be considered when making a case-by- case assessment on the election of a censor is deleted from the current policy. This change is purely a simplification of the policy language and would not have any effect on application. The European overboarding policy states that board appointments as censors at French publicly listed companies will be considered when calculating overboarding, which means that ISS may oppose the election of a censor if s/he would be overboarded.

1In practice, the censors are often former directors/executives, and ISS identified this new role as a possible way to avoid a certain number of situations, such as overboarding, a decrease of director independence on the board, and conflicts of interests / related-party transactions.

2013 European Corporate Governance Policy Updates	-9-

ENVIRONMENTAL AND SOCIAL ISSUES

Corporate Governance Issue:
Voting on Social and Environmental Proposals (Global)

Current Recommendation: None

Key Changes: Establish overarching principles for social and environmental proposals for all markets.

New Recommendation: Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

ISS will generally recommend a vote on a CASE-BY-CASE basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If  the  proposal  requests  increased  disclosure  or  greater  transparency,  whether  or  not  reasonable  and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Rationale for Update: This policy update codifies the overarching principles that are applied to all markets globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.

2013 European Corporate Governance Policy Updates	-10-

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products, or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2013 European Corporate Governance Policy Updates	-11-

2013 Japan Proxy Voting Summary Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS' 2013 Japan Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2013

Published Dec. 19, 2012

1. Approval of Financial Statements	4
2. Income Allocation	4
3. Election of Directors	4
Independence criteria for Japan	5
4. Election of Statutory Auditors	6
5. Article Amendments	6
Expansion of business activities	6
Adoption of a U.S.-style three committee board structure	6
Increase in authorized capital	6
Creation/modification of preferred shares/class shares	6
Repurchase of shares at board's discretion	7
Allow company to make rules governing exercise of shareholders' rights	7
Limit rights of odd shareholders	7
Lower quorum requirement	7
Amendments related to takeover defenses	7
Decrease in maximum board size	7
Supermajority vote requirement to remove a director	7
Reduce directors' term in office from two years to one year	7
Remove language preventing classification of board	7
Limitations of liability for directors/statutory auditors	7
Limitations of liability for external auditors	7
Payment of dividends at the board's discretion	7
Management buyout related amendments	7
6. Annual Bonuses for Directors/Statutory Auditors	8
7. Retirement Bonuses/Special Payments in Connection with Abolition of Retirement Bonus System	8
Retirement Bonuses	8
Special Payments in Connection with Abolition of Retirement Bonus System	8
8. Stock Option Plans/Deep-Discounted Stock Option Plans	8
Stock Option Plans	8
Deep-Discounted Stock Option Plans	9

ISS' 2013 Japan Proxy Voting Summary Guidelines	-2-

9. Director Compensation Ceiling	9
10. Statutory Auditor Compensation Ceiling	9
11. Audit Firm Appointments	9
12. Share Repurchase Plans	9
13. Takeover Defense Plans (Poison Pills)	10
14. Mergers & Acquisitions, Third-Party Share Issuances (Private Placements)	10
15. Shareholder Proposals	11
16. Social/Environmental Issues	11

ISS' 2013 Japan Proxy Voting Summary Guidelines	-3-

1.  Approval of Financial Statements

Vote FOR approval of financial statements, unless:

  External auditor expressed no opinion, or raised concerns; or

  Statutory auditors/audit committee raised concerns; or

  There are concerns about the financial statements presented or audit procedures used.

2.  Income Allocation

Vote FOR approval of income allocation, unless:

  Payout ratio is consistently low without adequate justification; or

  Payout ratio is too high, potentially damaging financial health.

3.  Election of Directors

ISS has two policies for director elections in Japan: one for companies with a statutory auditor board structure, and the other for companies with a U.S.-type three committee structure. Regardless of governance structure, Vote FOR the election of directors, except for:

  A top executive1  if the board after the shareholder meeting does not include at least one outsider, regardless of independence; or

  A top executive at a company that has a controlling shareholder, where the board after the shareholder meeting does not include at least two independent directors based on ISS independence criteria for Japan; or

  An outside director nominee who attended less than 75 percent of board meetings during the year under review 2; or

  A top executive who is responsible for not implementing a shareholder proposal which has received a majority3 of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of FOR), when that proposal is deemed to be in the interest of independent shareholders.

In addition, at companies with a U.S.-type three committee structure, Vote FOR the election of directors, unless:

  The outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board after the shareholder meeting is not majority independent; or

1. In most cases, the top executive will be the “shacho” (president). However, there are companies where the ultimate decision-making authority rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).

2. The attendance of inside directors is not disclosed in Japan.

3. Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass.

ISS' 2013 Japan Proxy Voting Summary Guidelines	-4-

  Where a company has a controlling shareholder, the director nominee who sits on the nomination committee and is an insider, or non-independent outsider, when the board after the shareholder meeting does not include at least two independent directors based on ISS independence criteria for Japan.

Regardless of governance structure, under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Independence criteria for Japan

Those outside director candidates falling into any of the following categories should be regarded as non- independent.

  Individuals who work or worked at major shareholders of the company in question;

  Individuals who work or worked at main lenders/banks to the company in question;

  Individuals who work or worked at the lead underwriter(s) of the company in question;

  Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient’s perspective or is not disclosed;

  Individuals who worked at the company's audit firm;

  Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question; or

  Individuals who have a relative(s) working at the company in question.

ISS' 2013 Japan Proxy Voting Summary Guidelines	-5-

4.  Election of Statutory Auditors

Vote FOR election of statutory auditors, unless:

  The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan4; or

  The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

  The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

  Egregious actions related to a statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

5.  Article Amendments

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes we oppose. The following are some of the most common or significant types of changes to articles.

Expansion of business activities

Vote FOR this change, unless:

  A company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

Adoption of a U.S.-style three committee board structure

Vote FOR this change, unless:

  None of the outside director candidates meets ISS criteria on independence 5.

Increase in authorized capital

Vote CASE-BY-CASE on this request if the company explicitly provides reasons for the increase. Otherwise, Vote FOR this change, unless:

  The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

  The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

  The increase is intended for a poison pill, which ISS opposes.

Creation/modification of preferred shares/class shares

Vote CASE-BY-CASE on this request.

4. ISS uses the same independence criteria for directors and statutory auditors. See “Election of Directors.”

5. See “Election of Directors” for ISS criteria on independence.

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Repurchase of shares at board's discretion

Vote AGAINST this change.

Allow company to make rules governing exercise of shareholders' rights

Vote AGAINST this change.

Limit rights of odd shareholders

Vote FOR this change.

Lower quorum requirement

Vote AGAINST this change.

Amendments related to takeover defenses

Vote FOR this change, unless:

  ISS opposes or has opposed the poison pill proposal by itself.

Decrease in maximum board size

Vote FOR this change, unless:

  The decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority vote requirement to remove a director

Vote AGAINST this change.

Reduce directors' term in office from two years to one year

Vote FOR this change.

Remove language preventing classification of board

Vote AGAINST this change.

Limitations of liability for directors/statutory auditors

Vote FOR this change.

Limitations of liability for external auditors

Vote AGAINST this change.

Payment of dividends at the board's discretion

Vote AGAINST this change.

Management buyout related amendments

Vote CASE-BY-CASE on this request.

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6.  Annual Bonuses for Directors/Statutory Auditors

Vote FOR approval of annual bonuses, unless:

  Recipients include those who are judged to be responsible for clear mismanagement or shareholder- unfriendly behavior.

7.  Retirement Bonuses/Special Payments in Connection with Abolition of Retirement Bonus System

Retirement Bonuses

Vote FOR approval of retirement bonuses, unless:

  Recipients include outsiders6; or

  Neither the individual payments nor the aggregate amount of the payments is disclosed; or

  Recipients include those who are judged to be responsible for clear mismanagement or shareholder- unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Vote FOR approval of special payments in connection with abolition of retirement bonus system, unless:

  Recipients include outsiders7; or

  Neither the individual payments nor the aggregate amount of the payments is disclosed; or

  Recipients include those who are judged to be responsible for clear mismanagement or shareholder- unfriendly behavior.

8.  Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Vote FOR approval of stock option plans, unless:

  Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

  Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or

  The maximum number of options that can be issued per year is not disclosed.

6. However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.

7. Idem

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Deep-Discounted Stock Option Plans

Vote FOR approval of deep-discounted stock option plans, unless:

  Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

  Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or

  The maximum number of options that can be issued per year is not disclosed; or

  No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

9.  Director Compensation Ceiling

Vote FOR proposals seeking to increase director fees, if:

  The specific reason(s) for the increase are explained; or

  The company is introducing or increasing a ceiling for performance-based compensation.

Vote CASE-BY-CASE on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:

  The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote AGAINST proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

10. Statutory Auditor Compensation Ceiling

Vote FOR proposals seeking to increase statutory auditor compensation ceiling, unless:

  Statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

11. Audit Firm Appointments

Vote FOR the appointment of audit firms, unless:

  There are serious concerns related to changing auditors.

12. Share Repurchase Plans

Vote FOR the share repurchase plans, unless:

  The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or

  There are serious concerns about a possible adverse impact on shareholder value.

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13. Takeover Defense Plans (Poison Pills)

Vote FOR approval of takeover defense plans (poison pills), unless:

(Necessary conditions)

  The board does not include at least 20 percent (but no fewer than two) independent directors 8 after the shareholder meeting; or

  These independent directors fail to meet ISS guidelines on board meeting attendance 9; or

  The directors are not subject to annual election; or

  One or more members of the bid evaluation committee cannot be regarded as independent based on

  ISS criteria for independence; or

  The trigger threshold is set less than 20 percent of shares outstanding; or

  The duration of the poison pill exceeds three years; or

  There are other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; or

  The company fails to release its proxy circular at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.

(Second stage of analysis)

  The company has not disclosed what specific steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

14. Mergers & Acquisitions, Third-Party Share Issuances (Private Placements)

Vote CASE-BY-CASE on M&As and Third-Party Placements taking into account the following:

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

  Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

8. See “Election of Directors” for ISS criteria on independence.

9. See “Election of Directors” for ISS criteria on board meeting attendance.

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  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

15. Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

16. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body.  None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of  any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages.  The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2013 Hong Kong Proxy Voting Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS	www.issgovernance.com

ISS' 2013 Hong Kong Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2013

Published Dec. 19, 2012

Board of Directors	3

Election of Directors	3

Remuneration	4

Director Fees	4

Compensation Plans	4

Audit	4

Share Issuance Requests	5

General Issuance Mandate	5

Share Repurchase Plans (Repurchase Mandate)	5

Reissuance of Shares Repurchased (Share Reissuance Mandate)	6

Related-Party Transactions	6

Mergers & Acquisitions	6

Structure of analysis	7

ISS Analytical Focus	8

Asset Divestments/Purchases	8

Divestments	8

Asset Purchases	8

Capital	9

Corporate Governance Issue:	9

Voting on Debt Issuance Requests	9

Voting on Loan Guarantee Requests	10

Social/Environmental Issues	11

Disclosure/Disclaimer	12

ISS' 2013 Hong Kong Proxy Voting Guidelines	-2-

ISS	www.issgovernance.com

Board of Directors

The SEHK listing rules now require that at least three independent directors be appointed to boards of listed companies. Companies are likewise required to form audit committees composed of three nonexecutive directors, a majority of whom must be independent. The committee must have as a member an independent director with appropriate professional qualifications or accounting or related financial management expertise. The establishment of a remuneration committee is not required in Hong Kong, but the new listing rules state that, if such a committee exists, a majority of the committee's members must be independent.

In cases when companies bundle the election of directors in one voting item and do not disclose the names of nominees, ISS opposes the election, as such practice restricts shareholders' ability to block the election of individuals unfit to hold office.

Election of Directors

Generally vote FOR director nominees to the board. Vote AGAINST any nominee who:

  Is classified by the company as independent, but fails to meet the ISS criteria for independence - (additional rule: classify a director as non-independent director where the directors has served on the board for more than nine years (three terms), and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence);

  Has been a partner of the company's auditor within the last three years, and serves on the audit committee;

  Had attended less than 75 percent of board meetings in the most recent fiscal year, without a satisfactory explanation;

  Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;

  Is an executive director serving on the audit committee; or

  Sits on a total of more than six public company boards (ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six).

If the board is composed of less than one-third independent directors, a vote AGAINST all non-independent directors is warranted.

Vote FOR the election of a CEO/managing direct, executive chairman or company founder who is deemed integral to the company.

ISS will recommend voting against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote AGAINST all members of the audit committee up for reelection if:

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  The non-audit fees paid to the auditor are excessive; or

  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Remuneration

Director Fees

ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Compensation Plans

ISS will recommend voting against an option scheme if:

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; and/or

  Directors eligible to receive options under the scheme are involved in the administration of the scheme.

Audit

An auditor who has been removed from office has the right to attend the AGM and to make statements to members at the AGM immediately following removal. Auditors can require subsidiaries of holding companies to provide detailed information regarding their operations – an important point in Hong Kong, because holding companies are becoming the favored corporate structure for Hong Kong conglomerates.

The right of auditors to attend AGMs following removal from office is an important safeguard for shareholders because it forces the company to justify its actions. Therefore, companies usually provide reasons for changes of auditors, and opposing the reappointment of auditors would only take place in extreme circumstances.

The practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditor is being changed without explanation; or

  The non-audit fees exceed the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make exception to this policy if excessive non-audit fees are in relation to special projects or due to unusual circumstance, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable "non-audit" fees would be fees for a special audit in connection with an IPO.

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ISS	www.issgovernance.com

Share Issuance Requests

General Issuance Mandate

Hong Kong companies routinely seek shareholder approval to authorize their boards to:

  Issue shares up to 20 percent of existing capital without preemptive rights (General Issuance Mandate);

  Repurchase shares of up to 10 percent of issued capital (Repurchase Mandate); and

  Reissue repurchased shares by extending the General Issuance Mandate to include the number of shares repurchased (Share Reissuance Mandate).

This section deals with the General Issuance Mandate, while the other two mandates are discussed below. The interrelationship between the three items is, however, extremely important because the Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

Hong Kong companies routinely ask shareholders to grant the board of directors a "general mandate to issue shares" without preemptive rights, at least once every year. This mandate, pursuant to the Listing Rules, allows companies to issue shares of up to 20 percent of issued capital without preemptive rights at a discount to market prices of up to 20 percent (or more under special circumstances). This is a routine item on AGM agendas, but companies can also seek to renew (or ‘refresh’) the share issuance amount at an EGM later in the year. The authority is limited to one year or the next general meeting, as revoked or renewed by shareholders.

In recent years, many institutional investors have voted against all requests to issue shares without preemptive rights in Hong Kong as this mandate is subject to abuse by companies that could issue shares at steep discounts, potentially to related parties, and renew the share issuance amount several times within a period of one year. A small number of Hong Kong companies have, recently, made mandate requests smaller than the 20 percent maximum that the Listing Rules allow.

Taking account of the views of a wide range of institutional investors with investments in Hong Kong companies, ISS will now recommend a vote supporting the General Issuance Mandate for companies that:

  Limit the aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);

  Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

  Have no history of renewing the General Issuance Mandate several times within a period of one year.

Share Repurchase Plans (Repurchase Mandate)

The Hong Kong Code on Share Repurchases, enacted in 1991, made stock repurchases legal under specific guidelines. Companies usually request the authority under the title "General Mandate to Repurchase Shares," and the authority lasts for one year or until the next shareholder meeting. Repurchase programs are limited to 10 percent of the company's outstanding capital on the date the authority is granted. In addition, the funds to make the repurchases should be obtained from reserves established or authorized for this purpose. Companies are allowed to purchase ordinary shares or warrants on the open market through brokers, but purchases cannot knowingly be made from specific individuals or shareholders. Repurchased shares must be destroyed and removed from the company's issued capital. In some cases, however, the company seeks separate authority to reissue the shares repurchased over and above the General Issuance Mandate (see "Share Reissuance Mandate," below).

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ISS	www.issgovernance.com

There are several other aspects of the authority designed to protect shareholders' interests. As with the General Issuance Mandate, most companies use the exact wording from the official text of an amendment when making requests for such authorizations or when amending their articles to allow use of the authority and establishing reserves for that purpose.

Reissuance of Shares Repurchased (Share Reissuance Mandate)

Companies may request board authorization to reissue any shares repurchased during the year under the Repurchase Mandate without limiting the General Issuance Mandate. This is known as the Share Reissuance Mandate. This authority is limited to shares repurchased in a given year and is thus limited to the maximum 10 percent allowed under the Repurchase Mandate. It is valid for one year. The Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

The Share Reissuance Mandate gives the board power to issue shares on the same terms and conditions (for example, in relation to discount to market price) as exist under the General Issuance Mandate.

ISS will recommend a vote supporting the Share Reissuance Mandate only if:

  The aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – is limited to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);

  The General Issuance Mandate request limits the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

  The company has no history of renewing the General Issuance Mandate several times within a period of one year if it has recommended For the General Issuance Mandate.

Related-Party Transactions

ISS assesses related-party transactions on a case-by-case basis, using the methodology described under Mergers and

Acquisitions in this document.

Mergers & Acquisitions

Merger and acquisition activity is regulated by the Hong Kong Code on Mergers and Takeovers, which does not have the force of law but does have the support of the SFC and the SEHK. Any person acquiring shares worth 30 percent of a company's voting rights must make a general cash offer to other shareholders. The offer should be at a price no less than the highest price paid by the person or group during the preceding six months. Any person holding between 30 percent and 50 percent of the voting rights who acquires an additional 2 percent of the voting rights during any 12-month period must also make a general offer for the rest of the company.

Some M&A transactions require shareholder approval in Hong Kong. For example, privatization proposals, where a major shareholder wishes to buy out the minority shareholders in a listed company; very substantial acquisitions of assets; and very substantial disposals of assets.

ISS evaluates merger and restructuring transactions on a case-by-case basis, giving consideration to economic, operational, and governance factors. Our analyses are based on the following principles:

  Current shareholders' viewpoint: All analyses are conducted from the point of view of enhancing long-term shareholder returns for the company's existing shareholders. Since transactions will often involve more than one corporation, this may lead to contradictory recommendations. It is important for investors to evaluate our recommendations in light of their relative investment holdings. If an investor holds many shares of company A, for whom a transaction is deemed to be favorable, and relatively few shares of company B, for whom a transaction is held to be unfavorable, it may be in the best interests of the investor to vote for the transaction for both companies rather than follow ISS's recommendations.

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  Enhancing shareholder value: The fundamental objective of these analyses is to determine whether a transaction will enhance shareholder value. While the post-transaction governance structure is an important factor in the decision, the paramount concern is whether the transaction makes economic sense and is expected to produce superior shareholder returns. If poor governance is being introduced as a result of the transaction, the company must demonstrate that the economic benefits clearly outweigh any reduction in shareholder rights.

  Independent evaluation: ISS prefers to see a fairness opinion prepared by a recognized investment banking firm. In transactions where inside directors or management have a conflict of interest, we prefer the assurance that the transaction was reviewed by the independent directors.

Structure of analysis

For every M&A analysis, ISS reviews publicly available information and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction

How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process

Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

  Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance

Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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ISS Analytical Focus

The case-by-case basis is the appropriate and correct approach to analyzing M&A, but the emphasis of any ISS analysis will be first and foremost on shareholder value. ISS recognizes the importance of other factors, including corporate governance, to our clients, yet cases where corporate governance dominate an M&A vote decision will be rare.

Moreover, ISS cannot hold itself out as an industry expert. Any ISS analysis of strategic rationale will be limited to general comments on the typical strategic rationales themselves (e.g., economies of scale, aggressive/conservative synergy assumptions, horizontal vs. vertical vs. conglomerate mergers, etc.).

In short, our vote recommendation will be based on an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. However, our research product can be distinguished from traditional brokers’ analysis by the inclusion of intelligent discussions, where appropriate, of such ancillary factors.

If the shareholder value is indeed fair, then all the other considerations listed above (e.g., conflicts, process, etc.) become secondary. However, negative factors may indicate that the valuation of a proposed transaction is not in fact “fair.” For example, a poor process can lead to a less than ideal valuation, or excessive change-in-control payments may transfer some of the rightful value due shareholders to conflicted insiders. In these cases, ISS will scrutinize a deal’s valuation more closely to determine whether it is fair to shareholders despite the applicable negative ancillary factors. A transaction can be fair from a valuation standpoint despite being “unfair” in other aspects. In such cases, shareholder value is the trump card.

Asset Divestments/Purchases

Divestments

Vote recommendations on asset sales will be determined on a case-by-case basis after considering:

  Impact on the balance sheet/working capital;

  Potential elimination of diseconomies

  Anticipated financial and operating benefits;

  Anticipated use of funds;

  Value received for the asset; accountants’ report; fairness opinion (if any);

  How the deal was negotiated;

  Conflicts of interest.

Asset Purchases

As with disposals, vote recommendations on asset sales will be determined on a case-by-case basis taking into account:

  Purchase price, including earnout and contingent payments;

  independent accountants’ report;

  Fairness opinion (if any);

  Financial and strategic benefits;

  How the deal was negotiated;

  Conflicts of interest;

  Other alternatives for the business;

  Noncompletion risk (company's going concern prospects, possible bankruptcy).

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ISS	www.issgovernance.com

Capital

Corporate Governance Issue:

Voting on Debt Issuance Requests

Debt Issuance Requests

  Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

  Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

  Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

  Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

  Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

  Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

  The company's financial position: What is the company's current leverage and how does that compare to its peers?

  The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction should be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt;

as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote FOR these proposals will be warranted if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); AND

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote FOR will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote AGAINST will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;

  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); AND

  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

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When the above conditions are met, the proposed increase in debt may be considered excessive and thus the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

Pledging of Assets for Debt

Vote FOR proposals to approve the specific pledging of assets for debt if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  Details regarding the assets to be pledged are disclosed; AND

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, a vote AGAINST will be recommended.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance, the company's overall debt level, and the company's justification for the pledging of assets.

ISS will issue vote recommendations against specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders' rights and economic interests could be negatively affected. When the board is requesting a general authority to pledge assets, the details regarding the assets to be pledged need not be disclosed; however, ISS will oppose such a proposal if it would grant the board excessive authority.

Increase in Borrowing Powers

Vote FOR proposals to approve increases in a company's borrowing powers if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  The potential increase in debt is not excessive; AND

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS’ analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If no information regarding the limit on the borrowing power is disclosed, no credible explanation for the need of funding is provided, or an increase is excessive considering the company's debt level as well as normal levels of debt in its industry or market, ISS recommends opposing the request.

Voting on Loan Guarantee Requests

Chinese companies listed in Hong Kong often provide loan guarantees for subsidiaries, affiliates, and related parties. Such requests will be evaluated on a CASE-BY-CASE basis. Generally vote AGAINST the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;

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  The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ISS' 2013 Hong Kong Proxy Voting Guidelines	-11-

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2013 Hong Kong Proxy Voting Guidelines	-12-

2013 Singapore Proxy Voting Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS	www.issgovernance.com

ISS' 2013 Singapore Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2013

Published Dec. 19, 2012

Board of Directors	3

Election of Directors	3

Remuneration	4

Directors Fees	4

Stock Option Plans	4

Performance Share Plans	4

Repurchase of Shares	4

Audit	5

Share Issuance Requests	6

General Issuance Requests	6

Specific Issuance Requests	6

Share Repurchase Plans	6

Related-Party Transactions	7

Capital Structures	7

Amendments to the Articles of Association/Bylaws	7

Structure of Analysis	8

ISS Analytical Focus	8

Divestments	9

Asset Purchases	9

Social/Environmental Issues	10

Disclosure/Disclaimer	11

ISS' 2013 Singapore Proxy Voting Guidelines	-2-

ISS	www.issgovernance.com

Board of Directors

Singapore companies provide the names of all director nominees in the meeting notice. Biographical information about the incumbent directors, including share ownership, is available in the annual report. Companies also disclose the composition of board committees. The new corporate governance code asserts that companies should disclose the attendance of their directors at board and committee meetings. However, ISS' primary concern with Singapore boards is that the large numbers of government appointees could lead to a conflict of interest between government goals and those of other shareholders. ISS also prefers to see directors limit the number of boards on which they sit, so as not to spread themselves too thin.

Election of Directors

Guideline 2.1 of the Singapore Code of Corporate Governance (2005) states that “.[t]here should be a strong and independent element on the Board, with independent directors making up at least one-third of the Board.”

Where independent directors represent at least one-third of the board, ISS will recommend supporting election of a board- nominated candidate unless:

  He or she is an executive director and serves on the audit, remuneration or nominating committee;

  He or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company;

  He or she has attended less than 75 percent of board meetings in the most recent fiscal year, without a satisfactory explanation; or

  He or she sits on a total of more than six public company boards (ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six).

Where independent directors represent less than one-third of the board, a vote AGAINST all non-independent directors is warranted.

In making these recommendations, ISS will not recommend against the election of the CEO/managing director, executive chairman or a company founder who is deemed integral to the company.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending voting against a director’s election, regardless of board composition and attendance record, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders. Moreover, ISS will recommend voting against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, ISS will recommend voting against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote AGAINST all members of the audit committee up for reelection if:

  The non-audit fees paid to the auditor are excessive; or

  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

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Remuneration

Directors Fees

ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Stock Option Plans

ISS has historically recommended voting against a proposed option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. ISS has also recommended voting against stock option plans that allow for the granting of options with an exercise price at a discount to the current market price.

ISS will recommend voting against an option plan if:

  The maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

  The plan permits options to be issued with an exercise price at a discount to the current market price; or

  Directors eligible to receive options under the plan are involved in the administration of the plan.

This rationale recognizes the benefit of well structured option plans at plans at mature companies, provided that performance criteria are sufficiently robust.

In Singapore, companies may repurchase shares on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise of options. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund options grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan’s limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

Performance Share Plans

For performance-based plans alone, ISS supports a maximum dilution of 10 percent of a company's issued capital provided that appropriate performance hurdles are employed.

Performance share plans in Singapore are structured specifically to provide incentives to company employees, which is in line with ISS guidelines. The plans have an effect on the company's issued share capital only to the extent that new shares are issued. If only existing shares are used for the awards, there will be no impact on issued capital. Unlike share option plans, ISS generally approves the implementation of performance share plans.

Repurchase of Shares

In Singapore, companies may repurchase shares on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise of options. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund options grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

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ISS	www.issgovernance.com

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan’s limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit or limitations on individual awards.

Audit

ISS recognizes that Singapore is in the forefront of good corporate governance practices in Asia regarding auditors, as the Companies Act mandates the appointment of an audit committee.

However, the practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditor is being changed without explanation; or

  The non-audit fees exceed the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make exception to this policy if excessive non-audit fees are in relation to special projects or due to unusual circumstance, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable "non-audit" fees would be fees for a special audit in connection with an IPO.

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Share Issuance Requests

General Issuance Requests

Share issuance authorizations are good for only one year. The listing manual of the SGX, as amended in 1999, allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital, with a sub- limit of 20 percent of issued capital on shares that may be issued without preemptive rights. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small. ISS believes shareholders should have preemptive rights for large stock issues, but also believes companies should have the flexibility to transact ordinary business and should not have to incur the extra expense of providing preemptive rights for small issuances.

Specific Issuance Requests

Because all share issuance authorities last for only one year, companies must regularly request these authorities. There are two routine types of specific issuance requests. The first type is to service share option plans, usually for a maximum of 15 percent of outstanding capital – the maximum allowable size, under the listing rules, for option plans using unissued shares. Companies generally do not use the entire authority, but ISS does not support requests to issue more than 5 percent of capital for option plans (10 percent in the case of growth companies, or where challenging performance criteria and meaningful vesting periods are applied to plans in mature companies) as the potential dilution to ordinary shareholders is unacceptably high (see “Stock Option Plans” above). The second type of special authorization request is for a specific purpose such as a bonus issue, a rights issue, or the financing of an acquisition or merger if it will require shares to be issued in excess of the limits in the general mandate. ISS reviews these requests on a case-by-case basis.

Share Repurchase Plans

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company's articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the previous 12 months. Shares may be repurchased either on market or off market by way of an "equal access scheme" designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

ISS' 2013 Singapore Proxy Voting Guidelines	-6-

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Related-Party Transactions

Singapore's related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country's related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company's business. Provided that such transactions are carried out at arms-length and on normal commercial terms, such requests are reasonable.

Capital Structures

Capital structures are generally composed of ordinary shares and, in some cases, preferred shares. Companies in industries where foreign ownership is still limited have "local shares" and "foreign shares," which trade separately in the market. The one-share, one-vote system typically applies to both types of shares, but the price of foreign shares often exceeds that of local shares, reflecting their limited supply. As foreign-ownership restrictions have been lifted, a number of prominent companies – including all Singapore banks – have merged their local and foreign share tranches. ISS supports the lifting of ownership limits and the greater liquidity and marketability that result from merging foreign and local shares.

Amendments to the Articles of Association/Bylaws

Most amendments proposed by directors are to align the company with recent changes in laws and listing requirements. ISS bases its recommendations on the possible impact the proposal will have on shareholders' rights and interests.

Mergers & Acquisitions

ISS evaluates merger and restructuring transactions on a case-by-case basis, giving consideration to economic, operational, and governance factors. Our analyses are based on the following principles:

  Current shareholders' viewpoint: All analyses are conducted from the point of view of enhancing long-term shareholder returns for the company's existing shareholders. Since transactions will often involve more than one corporation, this may lead to contradictory recommendations. It is important for investors to evaluate our recommendations in light of their relative investment holdings. If an investor holds many shares of company A, for whom a transaction is deemed to be favorable, and relatively few shares of company B, for whom a transaction is held to be unfavorable, it may be in the best interests of the investor to vote for the transaction for both companies rather than follow ISS's recommendations.

  Enhancing shareholder value: The fundamental objective of these analyses is to determine whether a transaction will enhance shareholder value. While the post-transaction governance structure is an important factor in the decision, the paramount concern is whether the transaction makes economic sense and is expected to produce superior shareholder returns. If poor governance is being introduced as a result of the transaction, the company must demonstrate that the economic benefits clearly outweigh any reduction in shareholder rights.

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  Independent evaluation: ISS prefers to see a fairness opinion prepared by a recognized investment banking firm. In transactions where inside directors or management have a conflict of interest, we prefer the assurance that the transaction was reviewed by the independent directors.

Structure of Analysis

For every M&A analysis, ISS reviews publicly available information and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction

How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process

Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

  Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance

Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

ISS Analytical Focus

The case-by-case basis is the appropriate and correct approach to analyzing M&A, but the emphasis of any ISS analysis will be first and foremost on shareholder value. ISS recognizes the importance of other factors, including corporate governance, to our clients, yet cases where corporate governance dominates an M&A vote decision will be rare.

Moreover, ISS cannot hold itself out as an industry expert. Any ISS analysis of strategic rationale will be limited to general comments on the typical strategic rationales themselves (e.g., economies of scale, aggressive/conservative synergy assumptions, horizontal vs. vertical vs. conglomerate mergers, etc.).

In short, our vote recommendation will be based on an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. However, our research product can be distinguished from traditional brokers’ analysis by the inclusion of intelligent discussions, where appropriate, of such ancillary factors.

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ISS	www.issgovernance.com

If the shareholder value is indeed fair, then all the other considerations listed above (e.g., conflicts, process, etc.) become secondary. However, negative factors may indicate that the valuation of a proposed transaction is not in fact “fair.” For example, a poor process can lead to a less than ideal valuation, or excessive change-in-control payments may transfer some of the rightful value due shareholders to conflicted insiders. In these cases, ISS will scrutinize a deal’s valuation more closely to determine whether it is fair to shareholders despite the applicable negative ancillary factors. A transaction can be fair from a valuation standpoint despite being “unfair” in other aspects. In such cases, shareholder value is the trump card.

Asset Divestments/Purchases

Divestments

In reviewing asset sale proposals, shareholders should look for potential elimination of diseconomies and examine the value received for the asset. To assist in this regard, asset sale proposals may be accompanied by an investment bank's opinion. Shareholders should also examine the proposal for evidence that the asset was shopped around and that the deal terms were negotiated at arms-length.

Vote recommendations on asset sales will be determined on a case-by-case basis after considering:

  Impact on the balance sheet/working capital;

  Potential elimination of diseconomies;

  Anticipated financial and operating benefits;

  Anticipated use of funds;

  Value received for the asset; accountants’ report; fairness opinion (if any);

  How the deal was negotiated; and

  Conflicts of interest.

Asset Purchases

As with disposals, vote recommendations on asset sales will be determined on a case-by-case basis taking into account:

  Purchase price, including earnout and contingent payments;

  independent accountants’ report;

  Fairness opinion (if any);

  Financial and strategic benefits;

  How the deal was negotiated;

  Conflicts of interest;

  Other alternatives for the business; and

  Noncompletion risk (company's going concern prospects, possible bankruptcy).

ISS' 2013 Singapore Proxy Voting Guidelines	-9-

ISS	www.issgovernance.com

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ISS' 2013 Singapore Proxy Voting Guidelines	-10-

ISS	www.issgovernance.com

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2013 Singapore Proxy Voting Guidelines	-11-

2013 Korea Proxy Voting Summary Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS	www.issgovernance.com

ISS' 2013 Korea Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2013

Published Dec. 19, 2012

Approval of Financial Statements (and Declaration of Cash or Stock Dividends)	3

Amendments to the Articles of Incorporation	3

Issuance limit on new shares or convertible securities	3

Increase in authorized capital	3

Stock split / reverse stock split	3

Preferred stock / non-voting common shares	3

Diversification / expansion of business objectives	4

Establishment of audit committee	4

Stock option grant	4

Amend quorum requirements	4

Cumulative voting	4

Golden parachute clause	4

Authorizing Board to Approve Financial Statements and Income Allocation	4

Election of Directors	5

Election of Audit Committee Members (or Internal Auditor)	6

Remuneration Cap on Directors (and Internal Auditor)	7

Reduction in Capital	7

Stock Option Grants	7

Spinoff Agreement	8

Merger Agreement, Sales/Acquisition of Company Assets, and Formation of Holding Company	8

Amendments to Terms of Severance Payments to Executives	9

Shareholder Proposals	10

Social/Environmental Issues	10

Disclosure/Disclaimer	11

ISS' 2013 Korea Proxy Voting Summary Guidelines	-2-

ISS	www.issgovernance.com

Approval of Financial Statements (and Declaration of Cash or Stock Dividends)

ISS will generally recommend vote FOR approval of financial statements (and declaration of cash or stock dividends), unless:

  The dividend payout ratio has been consistently low without adequate justification;

  The payout is excessive given the company's financial position;

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed

Amendments to the Articles of Incorporation

Proposals are always presented in a bundled manner. As such, in cases where ISS believes that the negative provisions proposed in a resolution outweigh any positive ones, an AGAINST vote is recommended on a whole resolution. Shareholders are advised to carefully scrutinize any changes to a company's articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

Issuance limit on new shares or convertible securities

The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants to non-shareholders without triggering existing shareholders' preemptive rights. When such articles are sought to be amended, ISS will recommend vote FOR the amendments, only if:

  The potential dilution ratio to existing shareholders does not exceed 20 percent; and

  The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Increase in authorized capital

ISS will recommend vote FOR, unless:

  The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification; or

  The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

Stock split / reverse stock split

ISS will recommend vote FOR unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Preferred stock / non-voting common shares

ISS will generally recommend vote FOR the creation of a new class of preferred stock or the issuance of preferred stock up to 50 percent of the issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

ISS' 2013 Korea Proxy Voting Summary Guidelines	-3-

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Diversification / expansion of business objectives

ISS will generally recommend vote FOR proposals to expand business objectives unless the new business takes the company into risky areas.

Establishment of audit committee

ISS will recommend vote FOR the establishment of an audit committee as a replacement for the internal auditor system.

Stock option grant

ISS will recommend vote FOR a proposed stock option grant, unless:

  The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

  The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amend quorum requirements

ISS will recommend on this proposal on a case-by-case basis.

However, ISS will recommend vote AGAINST proposals to adopt a supermajority voting requirement for removal of directors or internal auditors.

Cumulative voting

ISS will generally recommend vote AGAINST if a company proposes to introduce a new provision that will prohibit the use of cumulative voting in director elections.

Golden parachute clause

ISS will generally recommend vote AGAINST if a company proposes to introduce a new provision that entitles the company's directors to an excessive level of remuneration in the event that they were dismissed or terminated.

Authorizing board to approve financial statements and income allocation

ISS will generally recommend a vote AGAINST if a company proposes to introduce a new provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

ISS' 2013 Korea Proxy Voting Summary Guidelines	-4-

ISS	www.issgovernance.com

Election of Directors

ISS recognizes that Korean law imposes two different sets of corporate governance standards on listed companies – one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of the directors are outsiders.

ISS will consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending a vote AGAINST a director's (re)election are where:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There is any record of abuses against minority shareholder interests;

  The board fails to meet minimum corporate governance standards;

  A director has had significant involvement with a failed company;

  A director has in the past appeared not to have acted in the best interests of all shareholders;

  A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

  A director has been indicted by the Prosecutors' Office and there are pending investigations;

  An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation; or

  An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree.

For large companies, in a case where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board, ISS will recommend a vote AGAINST the following directors:

  Inside/executive directors who are neither CEO nor a member of the founding family; and/or

  The most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Under extraordinary circumstances, ISS will recommend a vote AGAINST individual directors, members of committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

ISS' 2013 Korea Proxy Voting Summary Guidelines	-5-

ISS	www.issgovernance.com

Election of Audit Committee Members (or Internal Auditor)

Election of Audit Committee Member(s)

Under Korean law, large companies are required to establish an audit committee comprised of a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

ISS will consider the history of a particular audit committee member when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending vote AGAINST an audit committee member's (re)election are where:

  There are serious concerns about the statutory reports presented or audit procedures used;

  A director has had significant involvement with a failed company;

  A director has in the past appeared not to have acted in the best interests of all shareholders;

  A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

  A director has been indicted by the Prosecutors' Office and there are pending investigations;

  An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;

  An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;

  An inside director seeks to become an audit committee member (for large companies only);

  A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

  Other questions exist concerning any of the audit committee members being appointed.

Election of Internal Auditor(s)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

ISS will consider the history of a particular internal auditor when deciding whether to recommend in favor of his or her (re)appointment. Examples of circumstances where ISS will consider recommending vote AGAINST an internal auditor's (re)appointment are where:

  There are serious concerns about the statutory reports presented or audit procedures used;

  The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

  A nominee has had significant involvement with a failed company;

  A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

  A nominee has been indicted by the Prosecutor's Office and there are pending investigations;

  A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

  Other questions exist concerning any of the internal auditors being appointed.

ISS' 2013 Korea Proxy Voting Summary Guidelines	-6-

ISS	www.issgovernance.com

For those small companies which choose to create an audit committee in place of the internal auditor system, ISS will recommend vote FOR the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

Remuneration Cap on Directors (and Internal Auditor)

ISS will recommend vote FOR approval of remuneration cap on directors (or internal auditor), unless:

  The proposed limit on directors' remuneration is excessive relative to peer companies' remuneration caps; and/or

  The company is asking for a significant fee cap increase where:

    The company reported sound financial performance but its dividend payout ratio has been low in the past couple of years (or for the most recent five years for widely held companies) without any reasonable justification; and/or

    The company has generated a net loss in the most recent two financial years.

Reduction in Capital

ISS will recommend vote FOR proposals to reduce capital routine purposes unless the terms are unfavorable to shareholders.

  Reduction in capital accompanied by cash consideration

    ISS will generally recommend FOR proposals to reduce a company's capital that accompany return of funds to shareholders and is part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

  Reduction in capital not accompanied by cash consideration

    ISS will generally recommend FOR proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Stock Option Grants

ISS will recommend vote FOR proposed option grant, unless:

  The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

  The maximum dilution level under the plan exceeds 10 percent for a growth company.

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

ISS recognizes that, under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

ISS' 2013 Korea Proxy Voting Summary Guidelines	-7-

ISS	www.issgovernance.com

Spinoff Agreement

ISS will recommend vote FOR approval of a spinoff agreement, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

  The company's structure following the spinoff does not reflect good corporate governance;

  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or

  The company does not provide sufficient information upon request to make an informed voting decision.

Merger Agreement, Sales/Acquisition of Company Assets, and Formation of Holding Company

ISS will generally recommend vote FOR the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

  The company's structure following such transactions does not reflect good corporate governance;

  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;

  The company does not provide sufficient information upon request to make an informed voting decision; and/or

  The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

ISS' 2013 Korea Proxy Voting Summary Guidelines	-8-

ISS	www.issgovernance.com

Market reaction

How has the market responded to the proposed deal? How did the company's stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Trading opportunity from the dissident's right

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident's right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale/acquisition of business, merger, or formation of a holding company.

A dissident's right is the right of shareholders to have their shares bought back by the company at a pre-determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to reevaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a written notice of intention of dissent is submitted well in advance of the general meeting.

Amendments to Terms of Severance Payments to Executives

ISS will recommend vote FOR approval of the establishment of or amendments to executives' severance payment terms, unless:

  The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

  The negative provisions proposed in a resolution outweigh any positive ones; and/or

  The company proposes to introduce a new clause that is effectively a golden parachute clause.

ISS' 2013 Korea Proxy Voting Summary Guidelines	-9-

ISS	www.issgovernance.com

Shareholder Proposals

ISS will recommend vote FOR shareholder proposals that would improve the company's corporate governance or business profile at a reasonable cost. However, ISS will recommend vote AGAINST proposals that potentially limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

In addition, ISS will recommend vote AGAINST shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ISS' 2013 Korea Proxy Voting Summary Guidelines	-10-

ISS	www.issgovernance.com

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2013 Korea Proxy Voting Summary Guidelines	-11-

2013 China Proxy Voting Summary Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS	www.issgovernance.com

ISS' 2013 China Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2013

Published Dec. 19, 2012

Approval of Financial Statements and Statutory Reports	4

Dividend Distribution	5

Board of Directors	6

Election of Directors	6

Board of Supervisors	8

Election of Supervisors	8

Remuneration	9

Director Fees	9

Compensation Plans	9

Audit	11

Share Issuance Requests	12

Debt Issuance Requests	13

Related-Party Transactions	14

General Stance on Related-Party Transactions	14

Loan Financing Requests	14

Provision of Guarantees to Related Parties	15

Group Finance Companies	15

Mergers & Acquisitions	16

Structure of analysis	16

Valuation	16

Market reaction	16

Strategic rationale	16

Negotiations and process	16

Conflicts of interest	16

Governance	17

ISS' 2013 China Proxy Voting Summary Guidelines	-2-

ISS	www.issgovernance.com

ISS Analytical Focus	17

Asset Divestments/Purchases	18

Divestments	18

Asset Purchases	18

Social/Environmental Issues	19

Foreign Private Issuers Listed on U.S. Exchanges	20

Disclosure/Disclaimer	21

ISS' 2013 China Proxy Voting Summary Guidelines	-3-

ISS	www.issgovernance.com

Approval of Financial Statements and Statutory Reports

Pursuant to Article 6.2 of Shenzhen Stock Exchange (SZSE) Listing Rules and Article 6.1 of Shanghai Stock Exchange (SSE) Listing Rules, listed companies are required to prepare and release annual reports within four months of the end of each financial year; interim reports within two months of the end of the first half of each financial year; and quarterly reports within one month of the end of the first three months and the end of the first nine months of each financial year, respectively.

In addition to financial statements, Chinese companies often submit directors' reports, supervisors' reports, and independent directors' reports (collectively referred to as statutory reports) to shareholders for approval.

  Directors' reports typically discuss the company's operations for the previous year, including a review of the company's performance, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company as reported by the company's directors.

  Supervisors' reports contain statements as to the company's performance, finances, related-party transactions, and other operating matters during the year. Supervisors review the company's various documents, management work reports, special reports, and major policy decision matters as presented in the company's shareholder meetings and board of directors meetings and determine whether these are in accordance with prevailing laws.

These reports are usually disclosed in the company's annual report and are ordinarily non-contentious in nature.

ISS generally recommends voting FOR such requests unless:

  There are concerns about the accounts presented or audit procedures used; or

  The external auditor expresses no opinion or qualified opinion over the financial statements; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

ISS' 2013 China Proxy Voting Summary Guidelines	-4-

ISS	www.issgovernance.com

Dividend Distribution

Chinese regulators have released a number of policy and guidance documents on the subject of dividend policies, the most recent of which ("Notice on the Cash Dividend Distribution Practice of Listed Companies" promulgated by the CSRC in May 2012) states that companies:

  Specify in Articles of Association their income distribution policies, which shall lay out a detailed procedure to determine each year's dividend plan, conditions for a cash dividend payout, conditions for a stock dividend payout, and circumstances under which the company is allowed to revise the policy;

  Obtain shareholder approval for any revision to the dividend policy as a special resolution, that is, an approval rate of two-thirds will be needed;

  Are able to make interim income distributions; and

  Disclose cash dividend distributions and payout ratios for the past three years in the company's annual report.

In an earlier guideline (Several Decisions over the Regulations on Cash Dividend Distribution of Listed Companies) issued by CSRC in 2008, it is required that in order for a listed company to be eligible for a securities issuance (including stocks, convertible bonds, and other securities authorized by CSRC), the cumulative dividend distribution in the most recent three years shall not be less than 30 percent of the average annual distributable profit over the same period.

ISS generally recommends voting FOR approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  The payout is excessive given the company's financial position.

ISS' 2013 China Proxy Voting Summary Guidelines	-5-

ISS	www.issgovernance.com

Board of Directors

PRC Company Law (article 109) requires a company's board to have five to 19 directors, whilst a 2001 CSRC guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. These independent directors are subject to a maximum term of six years.

Meeting attendance of independent directors is required to be disclosed by the Code of Corporate Governance 2002. Independent directors who do not join in a board of directors meeting in person for three consecutive times are required to step down and be replaced.

Election of Directors

Where independent directors represent at least one-third of the board, ISS will recommend supporting election of a board- nominated candidate unless:

  He or she is classified by the company as independent, but fails to meet the ISS criteria for independence;

  He or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company; or

  He or she has attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation.

Where independent directors represent less than one-third of the board, ISS will generally not support the election of a candidate if:

  He or she is classified by the company as independent, but fails to meet the ISS criteria for independence;

  He or she is an executive director. If more than one executive director is up for election, ISS will recommend against only one (typically, the director with the worst attendance record). Executives do not need to sit on the board for directors to access their expertise. Executives can be invited to board meetings to make presentations and answer questions.

  He or she is a representative of a substantial shareholder on a board where the reason independent directors constitute less than one-third of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

  He or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company; or

  He or she has attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation.

In the case of a bundled election, ISS will recommend a vote against the resolution, regardless of the qualifications of the candidates, as these proposals leave shareholders with an all-or-nothing choice.

In making these recommendations, ISS will not recommend against the election of the CEO or a company founder who is integral to the company.

ISS will recommend voting against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending AGAINST a director's (re)election, regardless of board composition, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders.

ISS' 2013 China Proxy Voting Summary Guidelines	-6-

ISS	www.issgovernance.com

Under extraordinary circumstances, ISS will recommend AGAINST individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

ISS' 2013 China Proxy Voting Summary Guidelines	-7-

ISS	www.issgovernance.com

Board of Supervisors

Company Law of PRC requires that companies establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

ISS generally recommends voting FOR such candidates unless:

  He or she is a senior executive or director of the company;

  He or she has been a partner of the company’s auditor within the last three years; or

  There are concerns about the performance or conduct of an individual candidate.

ISS' 2013 China Proxy Voting Summary Guidelines	-8-

ISS	www.issgovernance.com

Remuneration

Director Fees

In China, directors' and supervisors' remuneration requires shareholder approval. In most cases, however, it is disclosed as an aggregate amount. One exception is the finance industry, where state-owned entities are subject to higher disclosure requirements.

ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Compensation Plans

Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes.

ISS will recommend voting AGAINST a stock option scheme if:

  The plan permits options to be issued with an exercise price at a discount to the current market price; and/or

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; and/or

  Directors eligible to receive options under the scheme are involved in the administration of the scheme; or

  The company fails to set challenging performance hurdles for exercising the stock options compared with its historical financial performance or the industry benchmarks.

Generally vote AGAINST a stock option scheme if:

  The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached).

ISS will recommend voting AGAINST a restricted stock scheme if:

  The grant price of the restricted shares is less than 50 percent of the average price of the company's shares during the 20 trading days prior to the pricing reference date;

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that restricted shares will be unlocked unless there is a clear improvement in shareholder value;

  Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

  The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

ISS' 2013 China Proxy Voting Summary Guidelines	-9-

ISS	www.issgovernance.com

Generally vote AGAINST a restricted stock scheme if:

  The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the restricted stocks to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached).

ISS' 2013 China Proxy Voting Summary Guidelines	-10-

ISS	www.issgovernance.com

Audit

The practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

In China, the CSRC requires listed companies to disclose the aggregate amount of fees paid to the auditor, as opposed to component breakdowns.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditor is being changed without explanation; or

  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

ISS' 2013 China Proxy Voting Summary Guidelines	-11-

ISS	www.issgovernance.com

Share Issuance Requests

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. The CSRC stipulates in a document entitled "Measures for the Administration of the Issuance of Securities by Listed Companies 2006" (referred to as Measures 2006 hereafter) that:

  Share issuances via a private placement shall be issued to not more than 10 specific parties;

  The share issue price shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days from the benchmark date;

  The share lock-up period shall be 12 months for minority investors and 36 months for the controlling shareholder and actual controlling person of the company.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they request specific mandates for private placements. In analyzing such requests, ISS will examine such requests on a case-by-case basis, with reference to the identity of the place, the use of proceeds, and a company's past share issuance requests.

ISS' 2013 China Proxy Voting Summary Guidelines	-12-

ISS	www.issgovernance.com

Debt Issuance Requests

  Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

  Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

  Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

  Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

  Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

  Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

  The company's financial position: What is the company's current leverage and how does that compare to its peers? The risk of non-approval: What might happen if the proposal is not approved? Any alternative source of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction should be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt;

as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote FOR these proposals will be warranted if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposal); AND

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote FOR will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote AGAINST will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;

  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); AND

  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive and thus the proposal may warrant an AGAINST vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

ISS' 2013 China Proxy Voting Summary Guidelines	-13-

ISS	www.issgovernance.com

Related-Party Transactions

As with many Asian markets, two types of related-party transactions are commonly seen in China – the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

  Transactions involving the sale or purchase of goods;

  Transactions involving the sale or purchase of property and/or assets;

  Transactions involving the lease of property and/or assets;

  Transactions involving the provision or receipt of services or leases;

  Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);

  Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);

  Transactions involving the assumption of financial/operating obligations;

  Transactions that include the subscription for debt/equity issuances; and

  Transactions that involve the establishment of joint-venture entities

According to article 5.1 of Guidelines for Introducing Independent Directors to the Board of Listed Companies by CSRC, 2001 (referred to as Guidelines 2001 hereafter), independent directors must ratify any related-party transaction amounting to more than 5 percent of net assets or RMB 3 million, whilst at board meetings held to discuss such transactions interested directors must abstain from voting (PRC Company Law (article 125)).

Related-party transactions are regulated by Chapter 9 and 10 in the Listing Rules of Shanghai and Shenzhen Stock Exchange, with definitions of related parties and associated transactions given in articles 10.1.1, 10.1.3, and 10.1.5. These rules require that related parties abstain from voting on defined related-party transactions at shareholder meetings.

Articles 12 to 14 of the Code of Corporate Governance also include principles regarding the disclosure, pricing, and other issues involved in a typical related-party transaction.

General Stance on Related-Party Transactions

In considering such proposals, ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

Loan Financing Requests

Chinese companies often seek loan financing from banks, financial institutions, or controlling shareholders. Occasionally, companies also undertake to provide funding for its subsidiaries, affiliates, or related parties. Generally, the funds obtained from the loan application are used by companies, its subsidiaries, affiliates, and related parties to supplement working capital, fund ongoing projects, and take advantage of investment plans.

Article 10.2.3 of the Shanghai and Shenzhen Listing Rules documents prohibit the making of loans to directors, supervisors, or senior management either directly or through its subsidiaries.

ISS analyzes loans and financing proposals on a CASE-BY-CASE basis.

In assessing requests for loan financing provided by a related party:

  ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, along with interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan to the company.

ISS' 2013 China Proxy Voting Summary Guidelines	-14-

ISS	www.issgovernance.com

In assessing requests to provide loan financing to a related party:

  ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, along with interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan to the company.

  ISS will generally recommend shareholders vote AGAINST the provision of loans to clients, controlling shareholder, and actual controlling persons of the company.

Provision of Guarantees to Related Parties

Chinese companies often provide loan guarantees for subsidiaries, affiliates, and related parties.

Article 14 of the Code of Corporate Governance states that a listed company shall not provide financial guarantees for its shareholders or their affiliates, whilst both the SSE and SZSE Listing Rules stipulate which guarantee transactions must be submitted to shareholders for approval.

Such requests will be evaluated on a CASE-BY-CASE basis. Generally vote AGAINST the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;

  The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Group Finance Companies

It is not uncommon for large companies in China to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

Given that these GFCs may engage in intragroup lending, and that any default in the payment of loans awarded by finance companies to other members of the group may expose the company’s deposited funds to further risks, ISS will recommend that shareholders vote AGAINST requests to deposit monies with a GFC.

ISS' 2013 China Proxy Voting Summary Guidelines	-15-

ISS	www.issgovernance.com

Mergers & Acquisitions

ISS evaluates merger and restructuring transactions on a case-by-case basis, giving consideration to economic, operational, and governance factors. Our analyses are based on the following principles:

  Current shareholders' viewpoint: All analyses are conducted from the point of view of enhancing long-term shareholder returns for the company's existing shareholders. Since transactions will often involve more than one corporation, this may lead to contradictory recommendations. It is important for investors to evaluate our recommendations in light of their relative investment holdings. If an investor holds many shares of company A, for whom a transaction is deemed to be favorable, and relatively few shares of company B, for whom a transaction is held to be unfavorable, it may be in the best interests of the investor to vote for the transaction for both companies rather than follow ISS's recommendations.

  Enhancing shareholder value: The fundamental objective of these analyses is to determine whether a transaction will enhance shareholder value. While the post-transaction governance structure is an important factor in the decision, the paramount concern is whether the transaction makes economic sense and is expected to produce superior shareholder returns. If poor governance is being introduced as a result of the transaction, the company must demonstrate that the economic benefits clearly outweigh any reduction in shareholder rights.

  Independent evaluation: ISS prefers to see a fairness opinion prepared by a recognized investment banking firm. In transactions where inside directors or management have a conflict of interest, we prefer the assurance that the transaction was reviewed by the independent directors.

Structure of analysis

For every M&A analysis, ISS reviews publicly available information and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

Market reaction

How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Negotiations and process

Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

ISS' 2013 China Proxy Voting Summary Guidelines	-16-

ISS	www.issgovernance.com

Governance

Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

ISS Analytical Focus

The case-by-case basis is the appropriate and correct approach to analyzing M&A, but the emphasis of any ISS analysis will be first and foremost on shareholder value. ISS recognizes the importance of other factors, including corporate governance, to our clients, yet cases where corporate governance dominate an M&A vote decision will be rare.

Moreover, ISS cannot hold itself out as an industry expert. Any ISS analysis of strategic rationale will be limited to general comments on the typical strategic rationales themselves (e.g., economies of scale, aggressive/conservative synergy assumptions, horizontal vs. vertical vs. conglomerate mergers, etc.).

If the shareholder value is indeed fair, then all the other considerations listed above (e.g., conflicts, process, etc.) become secondary. However, negative factors may indicate that the valuation of a proposed transaction is not in fact “fair.” For example, a poor process can lead to a less than ideal valuation, or excessive change-in-control payments may transfer some of the rightful value due shareholders to conflicted insiders. In these cases, ISS will scrutinize a deal’s valuation more closely to determine whether it is fair to shareholders despite the applicable negative ancillary factors. A transaction can be fair from a valuation standpoint despite being “unfair” in other aspects. In such cases, shareholder value is the trump card.

ISS' 2013 China Proxy Voting Summary Guidelines	-17-

ISS	www.issgovernance.com

Asset Divestments/Purchases

Divestments

Vote recommendations on asset sales will be determined on a case-by-case basis after considering:

  Impact on the balance sheet/working capital;

  Potential elimination of diseconomies;

  Anticipated financial and operating benefits;

  Anticipated use of funds;

  Value received for the asset; accountants’ report; fairness opinion (if any);

  How the deal was negotiated;

  Conflicts of interest.

Asset Purchases

As with disposals, vote recommendations on asset purchases will be determined on a case-by-case basis taking into account:

  Purchase price, including earnout and contingent payments;

  independent accountants’ report;

  Fairness opinion (if any);

  Financial and strategic benefits;

  How the deal was negotiated;

  Conflicts of interest;

  Other alternatives for the business;

  Noncompletion risk (company's going concern prospects, possible bankruptcy).

ISS' 2013 China Proxy Voting Summary Guidelines	-18-

ISS	www.issgovernance.com

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ISS' 2013 China Proxy Voting Summary Guidelines	-19-

ISS	www.issgovernance.com

Foreign Private Issuers Listed on U.S. Exchanges

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies with headquarters in China which are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS' International Proxy Voting Guidelines.

ISS' 2013 China Proxy Voting Summary Guidelines	-20-

ISS	www.issgovernance.com

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2013 China Proxy Voting Summary Guidelines	-21-

2013 Australian Proxy Voting Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS' 2013 Australian Proxy Voting Guidelines

Effective for Meetings on or after October 1, 2012

Published Dec. 19, 2012

The following guidelines apply to ASX-registered issuers and those entities listed on the ASX and domiciled in countries not covered by a separate ISS policy. Furthermore, ISS notes that proxy season for annual general meetings (“AGMs”) in Australia typically occurs in the October-November timeframe. As such, in light of any potential policy changes that may occur for this market prior to the upcoming 2013 AGM season, these guidelines may be amended accordingly.

INTRODUCTION	4

Overview	4

GENERAL	5

Company Name Change	5

Significant Change in Activities	5

Capital Structure	5

Multiple Voting Rights	5

Non-Voting Shares	5

Mergers and Demergers	6

Financial Statements	6

SHARE CAPITAL	7

Reduction of Share Capital: Cash Consideration Payable to Shareholders	7

Reduction of Share Capital: Absorption of Losses	7

Buybacks	7

Issue of Shares (Placement): Advance Approval	7

Issue of Shares (Placement): Retrospective Approval	8

BOARD OF DIRECTORS	9

Director Age Limits	9

Alteration of the Number of Directors	9

Classification of Directors	9

Election of Directors	11

Combination of CEO and Chairperson	12

Removal of Directors	12

REMUNERATION	13

ISS' 2013 Australian Proxy Voting Guidelines	-2-

Remuneration Report	13

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap	13

Remuneration of Non-Executive Directors: Approval of Share Plan	14

Remuneration of Executive Directors: Share Incentive Schemes	14

Remuneration of Executives: Options and Other Long-Term Incentives	14

Long-Term Incentive Plan Amendments	17

Termination benefit approvals	17

AUDITORS	19

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration	19

Appointment of a New Auditor	19

SOCIAL/ENVIRONMENTAL ISSUES	20

MISCELLANEOUS	21

Constitutional Amendment	21

Renewal of "Proportional Takeover" Clause in Constitution	21

DISCLOSURE/DISCLAIMER	22

ISS' 2013 Australian Proxy Voting Guidelines	-3-

INTRODUCTION

The principle underpinning all ISS' recommendations is that shareholders are the owners of listed companies. 1 As such, they are entitled to assess every resolution that seeks their approval in terms of how it affects their interests as the owners of the company.

Overview

Regularly occurring agenda items include:

  Consideration of the financial statements and reports (not normally a voting item);

  Election of directors;

  Non-binding vote on the remuneration report;

  Approving issue of options (or other equity securities) to directors;

  Approving an increase in the aggregate non-executive director fee cap;

  Approving changes to the company's constitution (requiring a 75-percent majority of votes cast).

_____________________________

1 The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

ISS' 2013 Australian Proxy Voting Guidelines	-4-

GENERAL

Company Name Change

ISS Recommendation: Generally, FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Significant Change in Activities

ISS Recommendation: Generally, FOR

ISS generally recommends FOR resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1)

provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Capital Structure

Capital structures are generally non-contentious in Australia. Each fully paid ordinary share carries one vote on a poll and equal dividends. Partly paid shares, which are rare, normally carry votes proportional to the percentage of the share paid- up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

ISS Recommendation: Generally, AGAINST

ISS will recommend AGAINST proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: CASE-BY-CASE

ISS Recommendation for cancellation: Generally, FOR

ISS will recommend FOR proposals to create a new class of non-voting or subvoting shares only if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

ISS' 2013 Australian Proxy Voting Guidelines	-5-

Mergers and Demergers

ISS Recommendation for introduction: CASE-BY-CASE

ISS will generally recommend FOR mergers and acquisitions, and demergers/spinoffs, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

  The company's structure following the acquisition or merger does not reflect good corporate governance;

  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer.

ISS will recommend AGAINST if the company does not provide sufficient information upon request to make an informed voting decision.

Financial Statements

ISS Recommendation: Generally, FOR

ISS will recommend FOR approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or the audit procedures used;

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

ISS' 2013 Australian Proxy Voting Guidelines	-6-

SHARE CAPITAL

Reduction of Share Capital: Cash Consideration Payable to Shareholders

ISS Recommendation: Generally, FOR

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals.

Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally, FOR

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Buybacks

ISS Recommendation: Generally, FOR

ISS generally recommends FOR requests to repurchase shares, unless:

  There is clear evidence available of past abuse of this authority;

  It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

ISS considers the following conditions in buyback plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS considers that when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

ISS Recommendation: CASE-BY-CASE

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the "15-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

ISS' 2013 Australian Proxy Voting Guidelines	-7-

Vote CASE-BY-CASE on all requests taking into consideration:

  Dilution to shareholders;

  In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;

  Discount/premium in purchase price to the investor;

  Use of proceeds;

  Any fairness opinion;

  Results in a change in control;

  Financing or strategic alternatives explored by the company;

  Arms-length negotiations;

  Conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: CASE-BY-CASE

Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to ISS guidelines on share issuances in terms of dilution (see above), we routinely recommend in favor of such proposals.

ISS' 2013 Australian Proxy Voting Guidelines	-8-

BOARD OF DIRECTORS

Director Age Limits

ISS Recommendation: Generally, AGAINST

The Australian Corporations Act no longer includes an age limit for directors of public companies. ISS supports resolutions seeking to remove the age limitation contained in companies' constitutions in order to bring them in line with the Australian Corporations Act.

ISS considers that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, ISS does not consider they should be disqualified from remaining in office.

Alteration of the Number of Directors

ISS Recommendation: CASE-BY-CASE

The Australian Corporations Act requires a minimum of three directors for public companies. There is no maximum limit set out in the Act, although company constitutions may set a maximum limit. ISS considers these proposals on a case-by-case basis, but is generally supportive of resolutions that set a maximum limit on board size.

ISS generally recommends AGAINST resolutions that seek to remove any maximum limit on board size.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

Classification of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

  Does not have a material contractual relationship with the corporate group;

ISS' 2013 Australian Proxy Voting Guidelines	-9-

  Is free from any other interest and any business or other relationship with the corporate group. ISS interprets this definition as follows:

Substantial Shareholders

  A “substantial” shareholder is a shareholder controlling 5 percent or more of the voting rights in the company.

  Where a person is a non-executive director of a substantial shareholder, he or she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he or she is classified as non-independent.

Former Executives

  The three-year rule is treated as a genuine “cooling off” period. Therefore, a non-executive director is treated as affiliated if he or she has previously been employed in an executive capacity by the company or another group member, and there was not a period of at least three years between ceasing such employment and serving on the board.

Advisers, Suppliers, Customers

  Where a person is a non-executive director of a material adviser/supplier/customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he or she is classified as independent (unless a separate reason exists for classifying as non-independent).

  The materiality threshold for transactions is A$500,000 per annum for large advisers/suppliers/customers and A$50,000 per annum for small advisers/suppliers/customers. “Large” advisers include all major law, accounting and investment banking firms. These thresholds are assessed by looking at transactions during the two most recent financial years.

Residual

  A company founder is classified as non-independent under the “residual” category (other interests or relationships) even if he or she is no longer a substantial shareholder.

  A relative of a substantial shareholder, or of a current or former executive, is classified as non-independent under the residual category.

  If the company's annual report classifies a director as non-independent without further information, he or she is classified as non-independent under the residual category.

  There is no hard and fast rule about tenure (length of time on the board) impacting independence. However, a non-executive director who has served 20 or more years would be classified as non-independent under the residual category.

ISS' 2013 Australian Proxy Voting Guidelines	-10-

Election of Directors

ISS considers the overall composition of the board, and of the audit, remuneration, and nomination committees, as well as individual directors' attendance records.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of their (re)election. Examples of circumstances where ISS will consider recommending AGAINST a director's (re)election, regardless of board composition, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders.

Where there is a majority-independent board (greater than 50 percent), ISS will recommend FOR the (re)election of a board-nominated director unless:

  He or she is executive and chairperson, and no "lead director" has been appointed from among the independent directors (recommend AGAINST; but if he or she is company founder and integral to the company, recommend FOR);

  He or she is executive (but not the CEO) and is on the audit committee (recommend AGAINST);

  He or she is non-independent due to being a former partner or employee of the company's auditor, and is on audit committee (recommend AGAINST);

  He or she is executive (but not the CEO) and is on the remuneration committee, and the remuneration committee is not majority-independent (recommend AGAINST);

  He or she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend AGAINST);

  He or she sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend AGAINST, in the absence of exceptional circumstances).

Where there is not a majority-independent board (less than or equal to 50 percent):

  Generally recommend AGAINST executive directors (except the CEO and founders integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in Australia for senior executives to be invited to board meetings to make presentations and answer questions;

  Recommend AGAINST a representative of a substantial shareholder on a board where the reason independent directors constitute a minority of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

  Recommend AGAINST any director who is non-independent due to being a former partner or employee of the company's auditor, and is on the audit committee;

  Recommend AGAINST any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

ISS' 2013 Australian Proxy Voting Guidelines	-11-

  Recommend AGAINST any director who sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies, unless exceptional circumstances exist.

Recommend AGAINST shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, recommend AGAINST directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Combination of CEO and Chairperson

ISS Recommendation: CASE-BY-CASE

ISS supports the separation of the roles of chairperson and CEO in principle but acknowledges that there may be certain mitigating factors to counterbalance a board structure where the roles are combined, such as the appointment of a lead director. ISS also considers companies should be allowed the discretion in exceptional circumstances to temporarily combine the roles if adequate justification is provided. If the company combines these two positions into one person, then the company must provide for adequate control mechanisms.

Removal of Directors

ISS Recommendation: CASE-BY-CASE

The major decision factors are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders.

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REMUNERATION

Remuneration Report

ISS Recommendation: CASE-BY-CASE

ISS' approach is to ascertain, from the remuneration report, the key positive and negative features of the company's approach to executive and non-executive remuneration, and then make a voting recommendation after balancing those positive and negative features. An assessment is made of both (a) the way in which the company pays its executives and non-executive directors and (b) the adequacy and quality of the company's disclosure.

In relation to (a), ISS' approach to long-term incentive plans and option plans is covered in “Remuneration of Executives: Options and Other Long-Term Incentives” below.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

ISS Recommendation: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

When assessing requests for an increase in the fee cap, ISS applies a case-by-case approach taking into account the following factors:

  The size of the proposed increase;

  The level of fees compared to those at peer companies;

  The explanation the board has given for the proposed increase;

  Whether the company has discontinued retirement benefits;

  The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;

  The company’s policy and practices on non-executive director remuneration, including equity ownership;

  The number of directors presently on the board and any planned increases to the size of the board;

  The level of board turnover.

If the company has an active retirement benefits plan for non-executive directors, recommend AGAINST the increase. ISS also will recommend AGAINST a fee cap increase where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not being sought for the purposes of board renewal.

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Remuneration of Non-Executive Directors: Approval of Share Plan

ISS Recommendation: Generally, FOR

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

The ISS recommendation in such cases is generally FOR because all three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors - ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding.

Remuneration of Executive Directors: Share Incentive Schemes

ISS Recommendation: CASE-BY-CASE

ISS takes a similar approach to share incentive schemes as it does to share option plans (see “Remuneration of Executives: Options and Other Long-Term Incentives” below).

Share incentive schemes in Australia usually provide for “performance rights,” “performance shares,” “conditional rights,” or similar instruments, all of which are economically zero exercise price options (ZEPOs).

A smaller number of share incentive schemes are structured as loan-funded share plans.

Remuneration of Executives: Options and Other Long-Term Incentives

ISS Recommendation: CASE-BY-CASE

In Australia, there is no statutory or listing rule requirement for companies to put share option plans or other long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of a plan so that options or other equity instruments issued under it do not count toward the “15 percent in 12 months” dilution cap (see “Issue of Shares (Placement): Advance Approval”, above).

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of options or shares to a director. However, there is a carve-out for grants of shares where those shares were purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. In ISS' view - reflecting the views of many institutional investors in Australia - the carve-out is inappropriate, and long-term incentive grants of shares to executive directors should be put to shareholders for a vote, regardless of whether the shares are newly issued or purchased on market. If a company utilizes the Listing Rule 10.14 carve-out, this is treated as a negative factor in ISS' assessment of the Remuneration Report.

ISS reviews long-term incentive plans and share option plans (and proposed grants of options and shares to particular directors) according to the following criteria:

Exercise Price

  Option exercise prices should not be at a discount to the market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as “discounted” options, but the following requirements in terms of vesting period, performance hurdles, etc., apply equally.)

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  Plans should not allow the repricing of underwater options.

Vesting Period

  Should be appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is too short).

Performance Hurdles

  Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share: EPS).

  Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for submedian performance, and the peer group should be defensible (e.g. not too small, and not “cherry picked”).

  A sliding-scale hurdle – under which the percentage of options/rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

  Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life and there are generous retesting provisions.

  An accounting-related hurdle does not necessarily require that shareholder value be improved before the incentive vests. In other words, with an accounting performance hurdle, it is possible for incentives to vest – and executives to be rewarded – without any medium to long-term improvement in shareholder return having been delivered. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long term.

  Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) ZEPOs. Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at the grant date for the executive to have an incentive to exercise. ZEPOs have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are ZEPOs, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than ZEPOs, are being granted.

  For an EPS target to be sufficiently stretching, the target should specify a hurdle that will require EPS to have grown significantly. In assessing whether an EPS hurdle is sufficiently stretching for a particular company, ISS will consider the EPS forecasts for a particular company produced and published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options should vest only for EPS performance that exceeds consensus analyst forecasts.

Retesting

ISS' 2013 Australian Proxy Voting Guidelines	-15-

  A retest is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors in markets like the U.K. do not support retesting of performance criteria on share options or other share-based incentive awards, arguing that retesting undermines the incentive value of such awards. However, such provisions have not been uncommon in the Australian market. At the same time, however, as companies have moved toward annual grants of awards that mitigate the concerns over “cliff-vesting” and the increasingly held view among institutions that retesting does not constitute best practice, companies are encouraged to review such practices and move toward reducing the number of retests to a small number, if not eliminating retesting altogether.

  In cases where retesting exists, ISS will evaluate the type of retesting, either fixed-base or rolling, and the frequency of the retesting. (Fixed-base testing means performance is always tested over an ever-increasing period, starting from grant date. This is less concerning than retesting from a rolling start date.) Where a company has a particularly generous retesting regime, and has not committed to reduce the number of retests to a small number, ISS will recommend AGAINST a resolution to approve the scheme in question, or a grant of options/rights under the scheme. This may also lead to an AGAINST recommendation on the remuneration report, depending on other aspects of executive and non-executive pay. In the case of new plans, ISS considers that companies should not include retesting provisions as a matter of best practice, but will take a case-by-case approach in such instances.

Transparency

  Methodology for determining exercise price should be disclosed.

  Shareholders should be presented with sufficient information to determine whether the scheme will reward superior future performance.

  Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess dilutionary impact.

  Time restrictions before options can be exercised should be disclosed.

  Any restrictions on disposing of shares received should be disclosed.

  Full cost of options to the company should be disclosed.

  Method used to calculate cost of options should be disclosed, including any discount applied to account for the probability of equity incentives not vesting.

  Method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

  Aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

  Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

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Eligibility for Participation in the Scheme

  Scheme should be open to all key executives.

  Scheme should not be open to non-executive directors.

Other

  Plans should include reasonable change-in-control provisions (i.e. pro rata vesting time and size of awards).

  Plans should include "good" leaver/"bad" leaver provisions to minimize excessive and unearned payouts (see below for a discussion of ISS specific approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

In summary, ISS generally opposes plans, and proposed grants under plans, if any of the following apply:

  Exercise price is discounted;

  Vesting period is too short;

  Performance hurdles are not sufficiently demanding (although ISS will take into account whether the plan is used for a wide group of employees in evaluating performance hurdles under a particular plan);

  Extensive retesting of performance criteria is permitted over an extended time period if the original performance criteria are not met during the initial testing period;

  Plan allows for excessive dilution;

  Company failed to disclose adequate information regarding any element of the scheme.

Long-Term Incentive Plan Amendments

ISS recommendation: CASE-BY-CASE

When evaluating amendments to existing plans ISS initially uses its long-term incentive plan guidelines (see above). ISS then determines if the amendment is improving/removing negative features or if it is exacerbating such features. If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, ISS would recommend AGAINST the amendment to express dissatisfaction with the underlying terms of the plan.

Termination benefit approvals

ISS recommendation: CASE-BY-CASE

Amendments to the Australian Corporations Act in November 2009 capped allowable (i.e. without shareholder approval) "termination benefits" to senior executives at 12 months' base pay. Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration. Companies are able to seek approval of such payments, including benefits from unvested equity grants on termination, in advance including by seeking general approval for vesting of equity incentives on termination under a specific equity plan.

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ISS will generally recommend AGAINST resolutions seeking approval of termination payments for executives in excess of the statutory maximum (i.e. 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where approval is sought for termination benefits under any equity plan, vote FOR the provision of termination benefits under the plan in excess of 12 months' base salary, only if the approval is for three years or less and no vesting without satisfaction of sufficiently demanding performance hurdles is permitted.

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AUDITORS

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

ISS Recommendation: Generally, FOR

This type of resolution is not required under Australian law, and so it arises for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

ISS will recommend FOR appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Appointment of a New Auditor

ISS Recommendation: Generally, FOR

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Unless there is some compelling reason why a new auditor selected by the board should not be endorsed, the recommendation is FOR. A compelling reason might be a past association as auditor during a period of financial trouble.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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MISCELLANEOUS

Constitutional Amendment

ISS Recommendation: CASE-BY-CASE

Proposals to amend the company's constitution are required to be approved by a special resolution (75-percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

Renewal of "Proportional Takeover" Clause in Constitution

ISS Recommendation: Generally, FOR

The Australian Corporations Act allows a company to include in its constitution a clause that requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask their shareholders to reinsert the clause into the constitution, at every third AGM. The clause cannot be used as a management entrenchment device given that if a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, allowing the bid to be made will be taken as approved.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2013 Australian Proxy Voting Guidelines	-22-

2013 New Zealand Proxy Voting Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS' 2013 New Zealand Proxy Voting Guidelines

Effective for Meetings on or after October 1, 2012

Published Dec. 19, 2012

The following guidelines apply to NZSX-registered issuers and those entities listed on the NZSX and domiciled in countries not covered by a separate ISS policy. Furthermore, ISS notes that proxy season for annual general meetings (“AGMs”) in New Zealand typically occurs in the October-November timeframe. As such, in light of any potential policy changes that may occur for this market prior to the upcoming 2013 AGM season, these guidelines may be amended accordingly.

INTRODUCTION	4

Disclosure	4

BOARD OF DIRECTORS	5

Director Age Limits	5

Alteration of the Number of Directors	5

Classification of Directors	6

Election of Directors	8

Removal of directors	9

GENERAL	10

Company Name Change	10

Significant Change in Activities	10

CAPITAL STRUCTURE	11

Multiple Voting Rights	11

Non-Voting Shares	11

MERGERS AND DEMERGERS	12

SHARE CAPITAL	13

Reduction of Share Capital: Absorption of Losses	13

Issue of Shares (Placement): Advance Approval	13

Issue of Shares (Placement): Retrospective Approval	14

REMUNERATION	15

Remuneration of Non-executive Directors – Increase in Aggregate Fee Cap	15

Remuneration of Non-executive Directors – Issue of options	15

ISS' 2013 New Zealand Proxy Voting Guidelines	-2-

Transparency of CEO incentives	16

Remuneration of Executives: Options and Other Long-Term Incentives	16
Exercise price	16
Vesting period	16
Performance hurdles	16
Dilution of existing shareholders’ equity	18
Level of reward	18
Who can participate in the scheme?	18
Other	19

Remuneration: Shareholder resolutions	19

SOCIAL/ENVIRONMENTAL ISSUES	20

MISCELLANEOUS	21

Constitutional Amendment	21

DISCLOSURE/DISCLAIMER	22

ISS' 2013 New Zealand Proxy Voting Guidelines	-3-

INTRODUCTION

The principle underpinning all ISS' recommendations is that shareholders are the owners of listed companies. 1 As such, they are entitled to assess every resolution that seeks their approval in terms of how it affects their interests as the owners of the company.

Disclosure

Shareholders in listed companies are entitled to clear and meaningful disclosure of company finances, the names, roles, and experience of directors and senior management, and the remuneration paid to directors, auditors, and executives, as well as any other transactions between the company and associates of its management.

In addition, shareholders as owners should receive information on the internal and external governance mechanisms of a company, including the details of membership of board committees, attendance at board and committee meetings by directors, and disclosure of committee charters and/or responsibilities. Adequate disclosure on governance mechanisms includes the disclosure of the number of votes cast FOR, AGAINST, and ABSTAIN on particular resolutions at company meetings.

In the absence of such disclosures, shareholders will lack sufficient information to assess how their interests as owners are being safeguarded. In cases where disclosure is generally inadequate, ISS will consider on a case-by-case basis recommending AGAINST resolutions such as the election of directors, especially the chairperson, the acceptance of financial statements, and, where necessary and appropriate, any other resolution.

1 The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

ISS' 2013 New Zealand Proxy Voting Guidelines	-4-

BOARD OF DIRECTORS

In assessing resolutions concerning directors, ISS will consider the following:

  Directors are the stewards of the shareholders’ company;

  As such, directors should act in the interests of the company;

  Directors are best placed to provide oversight of the management and operations of a company;

  Directors should be responsive to the wishes of the shareholders whose interests they serve.

As a general principle, ISS supports boards having a majority of independent non-executive directors with an independent chairperson. However, ISS acknowledges there will be cases where it is in the best interests of the company for a board not to comprise a majority of independent directors, and will assess all resolutions concerning the election of directors on a case-by-case basis.

Director Age Limits

ISS Recommendation: Generally, AGAINST

There is no requirement in the NZ Companies Act for directors to retire at a certain age. ISS supports resolutions seeking to remove age limitations from company constitutions.

ISS does not consider that age should be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of their individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, we do not believe they should be disqualified from remaining in office.

Alteration of the Number of Directors

ISS Recommendation: CASE-BY-CASE

The NZSX Listing Rules require a minimum of three directors for public companies. There is no maximum limit, although company constitutions may set a maximum limit. ISS considers these proposals on a case-by-case basis, but is generally supportive of resolutions that set a maximum limit on board size. ISS will generally recommend AGAINST resolutions that seek to remove any maximum limit on board size.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

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Classification of Directors

Directors are classified as (i) executive, (ii) non-independent non-executive, or (iii) independent non-executive. The ISS definition of an independent director uses the ASX Corporate Governance Council’s definition as its core. The ASX Council definition is used because many NZ companies are listed on the ASX and in turn a substantial part of the NZX 50 consists of ASX-listed companies. The ASX definition is similar to the definition adopted by the NZSX Listing Rules of an independent director but is more specific and in some cases more stringent. It defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

  Does not have a material contractual relationship with the corporate group;

  Has not served on the board for a period which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company;

  Is free from any other interest and any business or other relationship with the corporate group.

ISS interprets this definition as follows:

Substantial shareholders

  A "substantial" shareholder is a shareholder controlling 5 percent or more of the voting rights in the company. This is in accordance with the NZ Securities Markets Act.

  Where a person is a non-executive director of a substantial shareholder, he/she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he/she is classified as non-independent.

  A company founder is classified as non-independent even if no longer a substantial shareholder.

  A relative of a substantial shareholder is also classified as non-independent.

Former executives

  The three-year rule is treated as a ‘cooling off’ period. Therefore, where an executive joins the board (as a non- executive) on retirement from executive office, or stays on the board (as a non-executive) after retiring from executive office, he/she is classified as non-independent for so long as they remain on the board.

ISS' 2013 New Zealand Proxy Voting Guidelines	-6-

  A relative of a current or former executive is also considered to be non-independent.

Advisers, suppliers, customers

  Where a person is a non-executive director of a material adviser/supplier/ customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he/she is classified as independent (unless a separate reason exists for classifying them as non-independent).

  The materiality threshold for transactions is NZ$250,000 per annum for large advisers/suppliers/customers and NZ$25,000 per annum for small advisers/suppliers /customers. ‘Large’ advisers include all major law, accounting and investment banking firms. These thresholds are assessed by looking at transactions during the two most recent financial years.

Tenure

  ISS classifies a non-executive director who has served 20 or more years as non-independent.

Miscellaneous

  If the company classifies a director as non-independent without further information, he/she is classified as non- independent under the ‘residual’ category.

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Election of Directors

ISS looks at the overall composition of the board, and the audit, remuneration, and nomination committees and at directors’ attendance records (where provided) in assessing whether to support the election of board-endorsed directors. In doing so, ISS will bear in mind prevailing NZ board structures although as a general principle ISS supports audit, remuneration and nomination committees that have a majority of independent non-executive directors.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending AGAINST a director’s election, regardless of board composition, is when a director has had a significant involvement with a failed company or where a director has in the past acted against the interests of all shareholders.

Where there is a majority-independent board (i.e. >50 percent) ISS will recommend FOR the (re)election of a board- nominated director unless:

  He/she is executive and chairperson, and there is no independent deputy chairperson or ‘lead independent director’ or other accountability mechanism (recommend AGAINST; but if he/she is the company founder and integral to the company: recommend FOR);

  He/she is executive (but not the CEO) and is on the audit committee (recommend AGAINST);

  He/she is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee (recommend AGAINST);

  He/she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend AGAINST);

  He/she sits on more than five other listed company boards (counting chairing a company as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend AGAINST).

Where there is not a majority-independent board (i.e. ≤50 percent):

  Generally recommend AGAINST executive directors (except the CEO and/or a company founder who is integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in New Zealand for senior executives to be invited to board meetings to make presentations and answer questions;

  Recommend AGAINST any director who is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee;

  Recommend AGAINST any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

  Recommend AGAINST any director who sits on more than five other listed company boards (counting chairing a company as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies;

ISS' 2013 New Zealand Proxy Voting Guidelines	-8-

  Recommend AGAINST a representative of a substantial shareholder on a board where independent directors constitute a minority of the board due to a preponderance of executive directors and substantial shareholder affiliates. In these cases, ISS will recommend against only one representative of the substantial shareholder.

Recommend AGAINST shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, recommend AGAINST directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Removal of directors

ISS Recommendation: CASE-BY-CASE

The major factors in considering such resolutions are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Level of disclosure by company to shareholders.

ISS' 2013 New Zealand Proxy Voting Guidelines	-9-

GENERAL

Company Name Change

ISS Recommendation: Generally FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company’s identity and activities.

Significant Change in Activities

ISS Recommendation: Generally FOR

ISS will generally recommend FOR resolutions to change the nature or scale of business activities (NZSX Listing Rule 9.1.1) so long as the notice of meeting and explanatory statement provides a sound business case for the proposed change.

ISS' 2013 New Zealand Proxy Voting Guidelines	-10-

CAPITAL STRUCTURE

Multiple Voting Rights

ISS Recommendation: Generally, AGAINST

Recommend AGAINST proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposal on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend towards higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: CASE-BY-CASE

ISS Recommendation for cancellation: Generally, FOR

Recommend FOR proposals to create a new class of non-voting or sub-voting shares only if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

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MERGERS AND DEMERGERS

ISS Recommendation: CASE-BY-CASE

In evaluating mergers and demergers for which shareholder approval in a meeting is being sought, ISS will evaluate the terms of the offer principally on the basis of the returns such an offer provides for shareholders. However, governance issues around the merger or demerger offer will be considered relevant if they have the potential to materially affect shareholders’ rights.

Areas where such issues will be considered relevant include:

  Whether a merger is being conducted via the NZ Takeovers Code.

  Where a merger or demerger agreement includes significant penalties that will be triggered should shareholders not approve it (’break fees’).

Even where there are potential governance shortcomings in a proposed merger or demerger, ISS may still recommend FOR the transaction on a ‘lesser of two evils’ basis, but may consider the conduct of the directors involved when assessing them as candidates for election to other boards.

As a general rule, however ISS will recommend FOR mergers and acquisitions and demergers/spinoffs unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group.

  The company’s structure following the acquisition or merger does not reflect good corporate governance.

  Concerns exist that the negotiation process may have had an adverse impact on the valuation of the terms of the offer.

Recommend AGAINST if the company does not provide sufficient information upon request to make an informed voting decision.

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SHARE CAPITAL

Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally, FOR

These types of capital reduction do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Issue of Shares (Placement): Advance Approval

ISS Recommendation: CASE-BY-CASE

The NZSX Listing Rules, since changes adopted in April 2009, contain a general cap on non-pro-rata share issues of 20 percent of total equity over a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(a)(i) allows shareholders to vote to carve out from the ‘20-percent-in-12-months’ cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20 percent in 12 months cap for the company.

Recommend CASE-BY-CASE on all requests taking into consideration:

  Dilution to shareholders: In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. ISS routinely recommends FOR issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital;

  The discount/premium in purchase price to the investor;

  The intended use of the proceeds;

  Any fairness opinion provided by the company;

  The impact of the issue on control of the company;

  The financing or strategic alternatives explored by the company;

  If the negotiations surrounding the placement were conducted at arms-length;

  The conversion rates on convertible equity (if applicable).

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Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: CASE-BY-CASE

Listing Rule 7.3.5(a)(iii) allows shareholders to vote to carve out from the ‘20-percent-in-12-months’ cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20 percent in 12 months cap for the company.

It is ISS policy to approve such proposals unless the prior issue does not conform to ISS guidelines on share issuance in terms of dilution.

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REMUNERATION

In assessing executive and director remuneration, ISS’ overriding consideration is how remuneration relates to shareholders’ interests, specifically:

  That remuneration for non-executive directors is sufficient to attract and retain high calibre board members, but is not structured in such a way as to compromise their ability to oversee the company;

  That remuneration for executive directors and executives is sufficient to attract and retain talented individuals but is not excessive compared to appropriate market standards;

  That a reasonable proportion of executive remuneration is linked to company performance, and a substantial portion of performance linked remuneration be linked to company performance over the medium to long term;

  That all remuneration paid to directors and senior executives is clearly disclosed, and enables shareholders to assess how this remuneration relates to company performance.

Remuneration of Non-executive Directors – Increase in Aggregate Fee Cap

ISS Recommendation: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to a company’s non-executive directors. It is a requirement of the NZSX Listing Rules that companies must obtain shareholder approval for any increase in the fee cap or alternatively, the individual remuneration paid to non-executive directors. Changes to the Listing Rules in April 2009 also allow the resolution authorising the directors’ remuneration to enable the directors to receive some or all of their fees in shares issued at the market price.

ISS takes into account the size of the proposed increase, the level of fees compared to those at peer companies and the explanation the board has given for the proposed increase.

ISS will generally recommend FOR any fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares. The NZSX Corporate Governance Code and investor governance guidelines worldwide support such schemes as increasing the alignment of interests between directors and shareholders.

Remuneration of Non-executive Directors – Issue of options

ISS Recommendation: Generally, AGAINST

This type of resolution seeks shareholder approval for the issue of options, or similar performance-linked securities, to non- executive directors. The NZSX Code encourages such schemes. However ISS will generally recommend AGAINST the issue of options to non-executive directors because issuing performance-linked equity incentives to directors may impair their ability to exercise independent judgment on behalf of investors. Investor governance standards such as the U.K. Combined Code and various Australian codes oppose the issue of options to non-executive directors. As noted elsewhere, outside of certain circumstances (such as very large equity issues), the NZSX Listing Rules no longer require shareholder approval for the issue of options to directors.

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Transparency of CEO incentives

It is common in NZSX-listed companies for the CEO not to be a member of the board of directors. NZ-registered companies are only required to disclose the individual remuneration of directors, although since changes to the Listing Rules in April

2009 shareholders are no longer able to vote on proposals concerning the issue of options to directors. It is reasonable for shareholders to be able to assess the remuneration of the most senior member of management, and to be able to vote on any equity incentives that they may be offered.

On this basis, in circumstances where the CEO’s remuneration is not subject to any shareholder approval or scrutiny, ISS may consider recommending AGAINST the reelection of directors of a company who serve on the remuneration committee. This will only be done in cases where it appears that the CEO has been granted a substantial quantity of equity incentives.

This will be assessed on a case-by-case basis, and will only be considered in cases where there appears to be no credible alternate explanation for a CEO not being a member of the board. ISS acknowledges there are circumstances in which it may be appropriate for a CEO not to be a director and will take into account all relevant circumstances of a particular company before making such a recommendation.

Remuneration of Executives: Options and Other Long-Term Incentives

ISS Recommendation: CASE-BY-CASE

Under the NZSX Listing Rules, companies are able to issue securities to employees without shareholder approval so long as such issues do not exceed 3 percent of issued capital per annum. Since changes to the Listing Rules in April 2009, approval is not required for the issue of securities to directors so long as the issue occurs under the general employee share plan limit and their participation is determined on the same basis as that of other employees. Certain NZ companies will continue to require shareholder approval of equity incentives for directors given they are also listed on the Australian Securities Exchange, where Listing Rule 10.14 requires prior approval for the issue of equity securities to a director under an employee incentive scheme.

ISS reviews long-term incentive plans and share option plans (and proposed grants of options and shares to particular directors) according to the following criteria:

Exercise price

  The exercise price for options should not be at a discount to market price at grant date (in the absence of demanding performance hurdles).

  Plans should not allow for the alteration of the terms of worthless options.

Vesting period

  There should be appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is generally considered too short).

Performance hurdles

  Generally, hurdles that relate to total shareholder return (TSR) (share price movement plus dividends and capital returns) are preferable to hurdles that specify an absolute share price target or an accounting measure of performance (such as earnings per share: EPS).

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  Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for sub-median performance. ISS will consider the availability of an appropriate peer group for NZ based companies as a material factor in assessing relative benchmarks.

  The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies (such as the NZX50) is generally considered a sufficiently demanding hurdle.

  A sliding-scale hurdle – under which the percentage of options/rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

  In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

  In considering whether an absolute share price target is sufficiently stretching, ISS will consider a company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

  The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

  ISS will support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

  Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

  Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

  For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

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Retesting

  ISS does not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with NZ companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for ISS to recommend AGAINST a particular options grant on the basis of excessive retesting. However, ISS will continue to review NZ companies’ practices in this area with a view to considering the frequency of retesting in assessing grants sometime in the future.

  ISS will however generally recommend AGAINST incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

  The methodology for determining exercise price of options should be disclosed.

  Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

  The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

  Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

  If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

  The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of existing shareholders’ equity

  The aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of reward

  The value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Who can participate in the scheme?

  The scheme should be open to all key executives.

  The scheme should not be open to non-executive directors.

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Other

  Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

  Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

In summary, ISS will generally recommend AGAINST plans and proposed grants under plans, if any of the following apply:

  The company failed to disclose adequate information regarding any element of the scheme;

  The performance hurdles are not sufficiently demanding;

  The plan permits retesting of grants based on rolling performance;

  The plan allows for excessive dilution.

Remuneration: Shareholder resolutions

ISS will generally recommend FOR appropriately structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy. The NZ Companies Act and the NZSX Listing Rules do not presently require the disclosure of senior executives’ remuneration – beyond disclosure of the number of executives earning above NZ$100,000 per annum in bands of NZ$10,000 – or what part of executives’ remuneration is linked to performance.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company’s general approach to executive remuneration, and a number of jurisdictions, including the U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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MISCELLANEOUS

Constitutional Amendment

ISS Recommendation: CASE-BY-CASE

Proposals to amend the company’s constitution are required to be approved by a special resolution (75 percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and NZSX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

ISS will pay particular attention to the likely impact of any proposed amendment on the rights of shareholders, and will generally recommend AGAINST any amendment that reduces shareholder rights without adequate justification.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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